Exhibit 10.8

SUBLEASE

(Four South of Market, 11955 Democracy Drive, Reston, VA)

(Appian Corporation – 11th and Seventeenth Floors)

THIS SUBLEASE (“Sublease”) is made as of December 10th, 2013, by and between (i) COLLEGE ENTRANCE EXAMINATION BOARD, a New York education corporation, having an address of 45 Columbus Avenue, New York, New York 10023 (“Tenant” and “Sublandlord,” as appropriate); and (ii) APPIAN CORPORATION, a Delaware corporation, having an address prior to the Commencement Date of 1875 Explorer Street, 4th Floor, Reston, Virginia 20190, and having an address from and after the Commencement Date of Four South of Market, 11955 Democracy Drive, Suite 1700, Reston, Virginia 20190 (“Subtenant”).

R E C I T A L S

A. Pursuant to that certain Deed of Lease dated as of July 31, 2007, as amended and supplemented to date as described on Exhibit B attached hereto (collectively, with all amendments, the “Prime Lease”), between (a) South of Market Garage LLC, a Delaware limited liability company, as landlord under the Prime Lease (“Landlord”), having an address of c/o Boston Properties, 505 9th Street, NW, Suite 800, Washington DC 20004; and (b) Tenant, as Tenant under the Prime Lease, Landlord has leased to Tenant certain premises consisting of all leasable space (collectively, the “Premises”) in an office building (“Building”) known as Four South of Market, located at 11955 Democracy Drive, Reston, VA 20190. A copy of the Prime Lease is attached hereto as Exhibit B, with certain economic terms redacted from the attached copy of the Prime Lease. The current term of the Prime Lease expires on or about August 31, 2021.

B. Subtenant wishes to sublease from Sublandlord, pursuant to this Sublease, (i) the entire eleventh (11th) floor of the Building (“11th Floor”), agreed to contain twenty seven thousand four hundred seventy four (27,474) rentable square feet of space, (ii) the entire seventeenth (17th) floor of the Building (“17th Floor”), agreed to contain twenty seven thousand two hundred fifty seven (27,257) rentable square feet of space, and (iii) the area located on the ninth (9th) floor of the Building identified as “Training Room B” (as Training Room B is shown on Exhibit A1 attached hereto and incorporated herein by the reference), agreed to contain seven hundred thirty three (733) rentable square feet of space, for a total of fifty five thousand four hundred sixty four (55,464) rentable square feet of space (collectively the “Subleased Premises”); provided that Subtenant’s right to sublease Training Room B shall be subject to the configuration of Training Room B and access to Training Room B by Subtenant complying with applicable building and life safety codes. (For purposes of this Sublease, Tenant under the Prime Lease shall be referred to as Sublandlord under this Sublease.) Sublandlord wishes to sublease the Subleased Premises to Subtenant, and Subtenant wishes to sublease the Subleased Premises from Sublandlord, upon the terms and conditions of this Sublease. The Subleased Premises are more particularly described and identified on Exhibit A attached hereto.

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions hereof, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. RECITALS. The foregoing Recitals and the attached Exhibits are hereby incorporated by reference into this document as if fully stated herein.

2. SUBLEASE. Sublandlord hereby subleases to Subtenant, and Subtenant hereby subleases from Sublandlord, the Subleased Premises, subject to the terms and conditions of this Sublease.

2.1 Subtenant Use of Cafeteria and Fitness Center. Sublandlord shall permit Subtenant personnel reasonable access, without charge, to (i) the cafeteria located on the ninth (9th) floor of the Building, and (ii) the fitness center located within the Premises; subject to such reasonable rules and regulations as Sublandlord may establish for such use; provided that Sublandlord shall be permitted to restrict Subtenant’s access to the cafeteria during periods when the Sublandlord has scheduled events that use the cafeteria for Sublandlord’s purposes.

2.2 Subtenant Access. Subtenant shall be permitted access to the Subleased Premises on a 24 hour per day basis, 7 days per week, and 365 days per year, through the Building security system, subject to emergencies, and subject to the terms of the Prime Lease. Subtenant shall pay the actual cost of security access cards for Subtenant personnel.

3. SUBORDINATION TO AND NON-VIOLATION OF PRIME LEASE; SERVICES; INDEMNIFICATION; CONSENT OF LANDLORD; SUBLANDLORD’S REPRESENTATIONS.

3.1 Subordination and Non-Violation; Indemnification. This Sublease and the rights and obligations of Sublandlord and Subtenant hereunder are subject and subordinate to all of the terms, covenants and conditions of the Prime Lease, to the extent that such terms, covenants, and conditions relate to the Subleased Premises. All terms and provisions of the Prime Lease, to the extent that such terms, covenants, and conditions relate to the Subleased Premises, are hereby incorporated into this Sublease by reference and made a part hereof as if set forth herein in full, and shall as between Sublandlord and Subtenant (as if, for purposes of this Sublease, they were Landlord and Tenant respectively, and the Premises under the Prime Lease were the Subleased Premises) constitute terms and provisions of this Sublease (except to the extent expressly modified or eliminated by the terms of this Sublease), by which each of Sublandlord and Subtenant shall be bound, and which shall be observed by each of Sublandlord and Subtenant. It is agreed that the following provisions of the Prime Lease are deemed not to relate to the Subleased Premises: (i) provisions dealing with construction of the Building or with Leasehold Work for the Premises, (ii) provisions dealing with Tenant’s expansion, extension, or termination options (all of which are reserved by Tenant), (iii) provisions applicable solely to portions of the Premises other than the Subleased Premises, or, if applicable to both the Subleased Premises and other portions of the Premises, then to the extent not applicable to the Subleased Premises, or (iv) provisions specifying the amounts payable as base rent or additional rent (which amounts payable by Subtenant as Base Rent and Additional Rent are set forth in this Sublease).

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Subtenant shall indemnify, protect, defend (with counsel reasonably satisfactory to Sublandlord) and hold harmless Sublandlord and each of its officers, directors, representatives, members, shareholders and all others holdings an ownership interest in Sublandlord, and each of the respective officers, directors, employees, agents and contractors from against any and all claims, liabilities, judgments, cause of action, losses, damages and costs (including, without limitation, attorneys fees and expenses) suffered or incurred in connection with (i) a breach by Subtenant of any of the terms or conditions of this Sublease or of the Prime Lease to be observed or performed by it; or (ii) any act or omission of Subtenant or any of its partners, members, shareholders or any other party holding an ownership interest in Subtenant, or any of their respective officers, directors, employees, agents or contractors.

Sublandlord shall indemnify, protect, defend (with counsel reasonably satisfactory to Subtenant) and hold harmless Subtenant and each of its members, partners, shareholders and all others holdings an ownership interest in Subtenant, and each of the respective officers, directors, employees, agents and contractors from against any and all claims, liabilities, judgments, cause of action, losses, damages and costs (including, without limitation, attorneys fees and expenses) suffered or incurred in connection with (i) a breach by Sublandlord of any of the terms or conditions of this Sublease or of the Prime Lease to be observed or performed by it; or (ii) any act or omission of Sublandlord or any of its partners, members, shareholders or any other party holding an ownership interest in Sublandlord, or any of their respective officers, directors, employees, agents or contractors.

Sublandlord reserves the right to modify or amend the Prime Lease, so long as none of such modifications adversely affect the Subtenant’s rights to the use and enjoyment of the Subleased Premises and the appurtenances thereto during the Term hereof or adversely affect Subtenant’s rights to services from the Landlord, or adversely affect the economic terms of this Sublease.

Subtenant shall comply with all provisions of the Prime Lease (except provisions that are deemed not to relate to this Sublease or the Subleased Premises, as specified above), and Subtenant shall not take any actions that would create a default, breach, or failure on the part of Sublandlord under any of the terms, covenants or conditions of the Prime Lease.

The provisions of Section 15.1 of the Prime Lease shall be applicable as between Sublandlord and Subtenant with respect to the Subleased Premises (substituting Sublandlord for Landlord therein and Subtenant for Tenant therein for purposes of this Sublease).

Sublandlord agrees, during the term of this Sublease, not to take any actions that create a default, breach, or failure on the part of Sublandlord under any of the terms, provisions, covenants or conditions of the Prime Lease that would adversely affect Subtenant’s rights or obligations under this Sublease.

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3.2 Services. Subtenant shall have the right to all services to be provided by the Landlord to the Subleased Premises pursuant to the Prime Lease, including, without limitation, heating and air conditioning services during the Landlord’s operating hours for the Building, and to the use of all common areas and appurtenances associated with the Subleased Premises or providing access to the Subleased Premises pursuant to the Prime Lease. Sublandlord shall not have any duty to perform any obligation of Landlord under the Prime Lease, or be liable to Subtenant for the failure of Landlord to provide services or to perform any obligations of Landlord under the Prime Lease. With respect to any obligation required of Landlord under the Prime Lease, other than as provided in the immediately preceding and succeeding sentences, Sublandlord’s sole obligation with respect thereto shall be to request the same of Landlord promptly after receipt of a request in writing from Subtenant in accordance with the terms of this Sublease, and to use Sublandlord’s commercially reasonable efforts to obtain the same from Landlord, and, if the non-performance of the obligation by Landlord materially affects Subtenant’s use and enjoyment of the Subleased Premises or the economic terms of that use and occupancy, provided Subtenant is not in material default under the Sublease beyond any applicable notice or grace period and provided Sublandlord is not then pursuing such an action, to permit Subtenant, at Subtenant’s sole cost and expense, to bring an action or proceeding in the name of the Sublandlord to enforce Landlord’s said obligation. In the event of the occurrence of a fire or other casualty, or condemnation, or other circumstance affecting the Subleased Premises, which would entitle Sublandlord to a rent abatement under the Prime Lease with respect to the Subleased Premises, Sublandlord shall request such rent abatement from Landlord, and use commercially reasonable efforts to obtain the same from Landlord. If Sublandlord is successful in obtaining a rent abatement from Landlord, Sublandlord shall grant Subtenant an abatement of Base Rent under this Sublease for the same number of days as the number of days Sublandlord receives an abatement of rent under the Prime Lease for the portion of Subleased Premises for which the abatement is given. In the event such casualty or condemnation gives Sublandlord a right to terminate the Prime Lease, the decision as to termination of the Prime Lease shall be in Sublandlord’s sole discretion. In the event of the termination of the Prime Lease on account of casualty or condemnation, Subtenant’s right to occupancy of the Subleased Premises and rent obligation under this Sublease shall terminate at the same time as Sublandlord’s right to occupancy of the Premises and rent obligation terminate under the Prime Lease.

3.3 Consent of Landlord. This Sublease is subject to the consent of Landlord. Sublandlord shall utilize commercially reasonable and diligent efforts to procure the consent of Landlord within the time required by this Sublease and Subtenant shall reasonably cooperate in that effort. Sublandlord agrees to submit a copy of this Sublease and request Landlord’s consent thereto promptly after the full execution and delivery hereof. In the event that this Sublease is not approved by Landlord within forty five (45) days from the date of this Sublease, either of Sublandlord or Subtenant may cancel this Sublease by written notice to the other party, provided that said written notice is given prior to the delivery to the canceling party of the approval of this Sublease by Landlord. In connection with seeking Landlord’s approval of this Sublease (i) either or both parties agree to make such reasonable modifications to this Sublease as may be requested by Landlord as conditions to approval, so long as none of such modifications adversely affect in a material way the economic terms of this Sublease, increase

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in a material way the liability of either party hereunder, or adversely affect Subtenant’s rights hereunder, including without limitation, Subtenant’s right to receive services from Landlord, and (ii) Sublandlord shall be permitted to deliver to the Landlord any financial statements of Subtenant or others which Subtenant shall deliver to Sublandlord, provided Landlord executes a non disclosure agreement reasonably acceptable to Subtenant. It is contemplated that Sublandlord, Subtenant, and Landlord will enter into a Consent to Sublease (“Consent”) dated on or after the date of this Sublease pursuant to which Landlord will consent to this Sublease, subject to the terms and provisions of the Consent, a sample form of which Consent is attached hereto as Exhibit C and incorporated herein by this reference.

3.4 Sublandlord’s Representations and Warranties: Sublandlord represents and warrants, to its knowledge, as follows:

3.4.1 Sublandlord has complied with all terms and provisions of the Prime Lease to be observed or performed by it;

3.4.2 there are no pending or threatened actions, suits or proceedings before any court or administrative agency against the Sublandlord which could adversely affect the Subleased Premises or any part thereof or the ability of Sublandlord to perform its obligations under this Sublease;

3.4.3 there are no pending or threatening condemnation or similar proceedings affecting the Subleased Premises or any other portion of the Building; and

3.4.4 Landlord has complied with all the terms and provisions of the Prime Lease required to be observed or performed by Landlord that, if not performed, could have an adverse impact on this Sublease or Subtenant’s rights under this Sublease.

3.5 Subtenant’s Representations and Warranties: Subtenant represents and warrants, to its knowledge, as follows:

3.5.1 there are no pending or threatened actions, suits or proceedings before any court or administrative agency against the Subtenant which could adversely affect the ability of Subtenant to enter into and perform its obligations under this Sublease.

4. TERM; POSSESSION; COMMENCEMENT DATE. The term of this Sublease (“Term”) shall be a period of seven (7) years and three (3) months, and shall commence on May 1, 2014 (“Commencement Date”), and expire on July 31, 2021 (“Termination Date”), unless otherwise commenced or terminated on a different date according to the terms hereof. Sublandlord shall provide Subtenant with possession of the Subleased Premises in an as-is- condition on the Commencement Date. Notwithstanding the foregoing, upon sixty (60) days written notice to Sublandlord, Subtenant shall have the right to elect a Commencement Date earlier than May 1, 2014, in which event the Commencement Date and the Rent Commencement Date shall be the Commencement Date elected by Subtenant in such notice to Sublandlord, or such later date on which Landlord’s consent to this Sublease is received. Rent shall not commence hereunder until the date (“Rent Commencement Date”), subject to the rent abatements

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specified in Section 5.1 below, which is the later of (i) the Commencement Date, or (ii) the date of which the Landlord’s consent to this Sublease is received. The first “Lease Year” under this Sublease shall commence on the Commencement Date and shall terminate on the day immediately preceding the first (1st) anniversary of the Commencement Date if the Commencement Date is the first (1st) day of a calendar month, or on the last day of the calendar month in which the first (1st) anniversary of the Commencement Date occurs if the Commencement Date is not the first (1st) day of a calendar month. Each subsequent Lease Year of this Sublease shall commence on the date immediately following the last day of the preceding Lease Year and shall continue for a period of twelve (12) full calendar months, except that the last Lease Year of the Term shall terminate on the date the Term of this Sublease expires, or is otherwise terminated prior to such date.

5. BASE RENT. From and after the Rent Commencement Date, Subtenant shall pay to Sublandlord annual “Base Rent” as follows:

LEASE YEAR	ANNUAL BASE RENT	MONTHLY BASE RENT
1	$2,579,850.00	$214,987.50
2	$2,650,864.56	$220,905.38
3	$2,723,822.94	$226,985.25
4	$2,798,719.98	$233,226.67
5	$2,875,560.84	$239,630.07
6	$2,954,620.26	$246,218.36
7	$3,035,623.50	$252,968.63
8	$3,119,399.94	$259,950.00

5.1 Base Rent Abatement. Base Rent payable by Subtenant shall be abated as follows: (i) for the first three (3) months of the Term after the Commencement Date, one hundred percent (100%) of Base Rent shall be abated (“Full Rent Abatement Period”), and (ii) for next ten (10) months of the Term (following the initial three month abatement of Base Rent) fifty percent (50%) of Base Rent shall be abated (“Half Rent Abatement Period” and together with the Full Rent Abatement Period the “Rent Abatement Period”).

5.2 Base Rent Payments. Base Rent shall be payable in monthly installments in advance, on or before the first day of each calendar month, without notice or demand. The first full monthly installment of Base Rent shall be paid on the date this Sublease is fully executed by Sublandlord and Subtenant, and shall be applied by Sublandlord upon expiration of the Full Rent Abatement Period to the next installments of Base Rent payable during the Half Rent Abatement Period. Each subsequent monthly installment of Base Rent during the Term shall be due on the first day of each and every calendar month following the Rent Commencement Date. In the event the first month or the last month of the Term of this Sublease is a partial month, then the installment of Base Rent payable for such partial month shall be pro-rated as applicable. The Base Rent and Additional Rent and other charges required to be paid by Subtenant under this Sublease are collectively referred to herein as “Rent.”

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6. SECURITY DEPOSIT.

6.1 Subtenant shall pay to Sublandlord, simultaneously with execution and delivery of this Sublease by Subtenant, the amount of Six Hundred Forty Four Thousand Nine Hundred Sixty Two and 50/100 Dollars ($644,962.50) (“Security Deposit”) in the form of either (A) cash or current funds, or (B) a Letter of Credit, as security for performance of Subtenant’s obligations under this Sublease. The Security Deposit, or any then remaining unapplied portion thereof, shall be returned to Subtenant, without interest, within thirty (30) days after the later to occur of: (i) the expiration of the Term under this Sublease; or (ii) the date on which Subtenant vacates the Subleased Premises and tenders possession of the same to Sublandlord, provided that Subtenant has discharged all obligations of Subtenant under this Sublease. Sublandlord may apply all or any portion of the Security Deposit to cure any default of Subtenant under this Sublease, and Subtenant shall thereupon promptly deposit with Sublandlord the amount applied within ten (10) days after written demand by Sublandlord to do so. Sublandlord’s application of any portion of the Security Deposit shall not prevent Sublandlord from exercising any other right or remedy under this Sublease or at law, and shall not operate as a limitation on any recovery to which Sublandlord may otherwise be entitled.

6.2 Any Letter of Credit provided as the Security Deposit shall satisfy the Letter of Credit provisions of section 5.1(c) of the Prime Lease, and any reduction in the amount of the Letter of Credit that is specified in this Sublease shall be made in compliance with the provisions of Section 5.1(d) of the Prime Lease as incorporated herein (without regard to the timing or amount of such reduction as specified in Section 5.1 of the Prime Lease). In the event the Security Deposit is delivered by Subtenant in the form of cash, Subtenant shall have the right, at its election, to substitute a Letter of Credit as the Security Deposit, and upon receipt of a satisfactory Letter of Credit as the Security Deposit, Sublandlord shall return the cash Security Deposit to Subtenant. Sublandlord hereby approves of Silicon Valley Bank as an acceptable issuing bank for the Letter of Credit; provided that at all times during which such Letter of Credit is in effect, Silicon Valley Bank has a mechanism in effect by which Sublandlord would be permitted to draw under the Letter of Credit by facsimile submission to Silicon Valley Bank when Sublandlord is entitled to do so under this Sublease.

7. ADDITIONAL RENT.

7.1 Additional Rent Under the Prime Lease. By way of background, under the Prime Lease, Sublandlord, as Tenant, pays to Landlord, monthly, as additional rent under the Prime Lease for the Premises, one-twelfth (1/12th) of each of (i) the proportionate share allocable to the Premises of Operating Expenses for the Building, and (ii) the proportionate share allocable to the Premises of Real Estate Taxes for the Building, for each of “Operating Expenses” and “Real Estate Taxes” (as such terms are defined in the Prime Lease), for each calendar year during the term of the Prime Lease. Such amounts are payable monthly on an estimated basis, based upon the estimated Operating Expenses and Real Estate Taxes for each calendar year provided by the Landlord, with a reconciliation after each calendar year when the

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Landlord delivers to Sublandlord a statement of the actual Operating Expenses and Real Estate Taxes for such calendar year. Tenant shall continue to pay directly to Landlord all additional rent under the Prime Lease attributable to Operating Expenses and Real Estate Taxes for the entire Premises.

7.2 Additional Rent under this Sublease. Sublandlord and Subtenant hereby agree that the proportionate share of Real Estate Taxes and the proportionate share of Operating Expenses attributable to the Subleased Premises are each twenty three and 56/100 percent (23.56%) (55,464 sq ft/235,436 sq ft) (herein the “Pro Rata Share”) of the total amount of Operating Expenses and Real Estate Taxes for the entire Building. Commencing with the beginning of the second (2nd) Lease Year under this Sublease, Subtenant shall pay to Sublandlord as “Additional Rent” under this Sublease, on a monthly basis on the first day of each month, one-twelfth (1/12th) of each of the following amounts: (i) the amount by which (A) the Pro Rata Share for the Subleased Premises, multiplied by Landlord’s estimate of annual Operating Expenses for the entire Building for such calendar year, exceeds (B) the Pro Rata Share for the Subleased Premises, multiplied by the annual Operating Expenses for the entire Building for calendar year 2014 (“Base Year”); and (ii) the amount by which (C) the Pro Rata Share for the Subleased Premises, multiplied by Landlord’s estimate of the annual Real Estate Taxes for the entire Building for such calendar year, exceeds (D) the Pro Rata Share for the Subleased Premises, multiplied by the annual Real Estate Taxes for the entire Building for the Base Year. The Operating Expenses and Real Estate Taxes for each calendar year during the term of this Sublease (including the Base Year) will be those established by the Landlord’s statements of actual Operating Expense and Real Estate Taxes provided to Sublandlord. Sublandlord shall provide copies of said Operating Expense and Real Estate Tax statements to Subtenant within fifteen (15) days following receipt thereof, but Subtenant shall have no right to contest or audit said Operating Expense and Real Estate Tax statements, except together with Sublandlord, and with Sublandlord’s consent, and provided that Subtenant is not in material default under this Sublease beyond any applicable notice or grace period. Sublandlord hereby agrees to provide reasonable cooperation in the event Subtenant requests that Sublandlord together with Subtenant contest or audit said Operating Expenses and Real Estate Taxes. Subtenant’s monthly payment to Sublandlord of the Pro Rata Share of increases in estimated Operating Expenses and Real Estate Taxes above the Base Year amount of Operating Expenses and Real Estate Taxes, respectively, shall be made pursuant to a schedule prepared by Sublandlord based upon the Operating Expenses and Real Estate Taxes estimated by the Landlord, copies of which estimates will be provided by Sublandlord to Subtenant when they are given to Sublandlord by Landlord, and in no event more than fifteen (15) days following Sublandlord’s receipt thereof. Sublandlord and Subtenant shall follow the same payment and reconciliation procedure for Operating Expenses and Real Estate Taxes as is set forth in the Prime Lease for Landlord and Tenant, and upon Sublandlord’s receipt of the actual Operating Expense and Real Estate Tax statements from Landlord for any calendar year, the amount paid by Subtenant as Additional Rent for such period shall be reconciled and adjusted based on the amounts in the actual Operating Expense and Real Estate Tax statement received from Landlord. Subtenant’s share of Operating Expenses and Real Estate Taxes for any partial calendar year shall be prorated to reflect the actual portion of such calendar year during which the Term under this Sublease is in effect.

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7.3 Services and Utilities. Sublandlord shall not provide any services or utilities to Subtenant, other than those expressly provided by Landlord under the terms of the Prime Lease. Subtenant shall pay for all utilities rendered or furnished to the Subleased Premises which are not provided under the terms of the Prime Lease, and shall pay one hundred percent (100%) of all monetary obligations of any kind that Subtenant incurs directly with the Landlord, or causes Sublandlord to incur_solely as a result of the act of or request by Subtenant, if Landlord bills Sublandlord therefor, including, but not limited to, overtime charges for heating and air conditioning services for the Subleased Premises, and any similar or other obligations incurred from time-to-time by Subtenant. Subtenant shall have the right to request that Sublandlord obtain after hours heating and air conditioning services for the Subleased Premises outside of Landlord’s normal operating hours for the Building, in accordance with the applicable provisions of the Prime Lease, the cost of which services (as charged by Prime Landlord to Sublandlord) shall be paid by Subtenant as Additional Rent within thirty (30) days after written demand therefor.

8. USE AND REPAIR. Subtenant may use the Subleased Premises for general office use, training and ancillary uses thereto and for no other purpose, and shall otherwise use the Subleased Premises in a manner that does not violate the terms of the Prime Lease. Tenant may install standard office computers and office equipment in the Subleased Premises consistent with normal office use, and as permitted under the terms of the Prime Lease. Subtenant shall be responsible for all maintenance and repair obligations with respect to the Subleased Premises that are imposed on Tenant under the Prime Lease with respect to the Premises.

9. CONDITION OF THE SUBLEASED PREMISES. Subtenant acknowledges that the Subleased Premises will be delivered in its existing “as is” condition, as is specified below:

9.1 Training Room B. Sublandlord shall, at Sublandlord’s expense, demise Training Room B and create access to Training Room B for Subtenant as shown on Exhibit D hereto (“Sublandlord Work”).

9.2 Furniture. Subtenant shall be permitted to use without charge the existing furniture (cased goods, workstations, break room furniture, and fixtures) that is currently located on the 11th Floor and the 17th Floor, and the conference tables currently located within Training Room B (“Subleased Premises Furniture”), a listing of which is attached hereto and incorporated herein as Exhibit F, for the Term of this Sublease. Sublandlord shall remove from the Subleased Premises and from Training Room B prior to the Commencement Date all debris and personal property (including the video equipment, monitors, projectors, etc.), and such video equipment, monitors, projectors, etc. shall not constitute Subleased Premises Furniture, and Subtenant shall have no rights to use such video equipment, monitors, projectors, etc. Sublandlord represents and warrants that it is the fee simple owner of the Subleased Premises Furniture and that it has full rights and authority to sell such Subleased Premises Furniture. On the Commencement Date of this Sublease, Subtenant shall be permitted to acquire the Subleased Premises Furniture from Sublandlord for a purchase price of One Dollar ($1.00); provided, however, that Subtenant grants to Sublandlord a security interest in the Subleased Premises Furniture to secure Subtenant’s payment of Rent and performance of its obligations under this Sublease, and in the event Subtenant shall default under this Sublease beyond any applicable

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notice and cure period, and this Sublease or Subtenant’s right to possession of the Subleased Premises shall be terminated prior to expiration of the stated Term of this Sublease, then at the time of such default and termination of this Sublease or termination of Subtenant’s right of possession under this Sublease, Sublandlord shall be permitted to reacquire the Subleased Premises Furniture from Subtenant in its then as-is condition for a repurchase price of One Dollar ($1.00). Subtenant agrees to keep the Subleased Premises Furniture in good condition during the term of the Sublease, subject to normal wear and tear and damage by casualty. Subtenant agrees that during the term of the Sublease, Subtenant will not dispose of, convey, pledge, assign, or grant a security interest in any of the Subleased Premises Furniture, unless Subtenant shall replace such furniture with substitute furniture of equivalent quality.

9.3 Security System. Prior to the Commencement Date, and at Sublandlord’s sole costs and expenses, Sublandlord shall_decommission all equipment within Sublandlord control for the security system currently serving the Subleased Premises; however, Sublandlord shall leave in place for Subtenant’s use all card readers and security cameras within the Subleased Premises and Sublandlord shall use reasonable efforts to avoid damaging such card readers or security cameras during the removal of any equipment or furniture. Subtenant shall pay the cost of configuring the security system within or serving the Subleased Premises for use by Subtenant.

9.4 Subtenant Signage. Subtenant, at Subtenant’s expense, shall be permitted to place the following signage identifying Subtenant: (i) Subject to Landlord’s approval, signage in the first floor lobby of the Building adjacent to Sublandlord’s existing signage in the Building lobby; (ii) Building standard entry door signage on each floor of the Subleased Premises; and (iii) signage on the monument sign outside the Building, (a) subject to Landlord approval, (b) provided no default by Subtenant exists under this Sublease beyond any applicable notice and cure period, and (c) subject to Subtenant subleasing a minimum of 55,464 rentable square feet of Subleased Premises, and (1) Subtenant has not subleased (except to an Affiliate) more than forty percent (40%) of the Subleased Premises, and (2) unless Subtenant, together with its Affiliates, is no longer the Sublandlord’s largest subtenant in the Building. The design and location of all Subtenant signage shall be subject to review and approval by Sublandlord and Landlord. Sublandlord agrees that Sublandlord will not place or consent to placing signage on the monument sign outside the Building identifying more than two occupants of the Building (including Sublandlord, or a replacement for Sublandlord, and Subtenant, as long as Subtenant’s signage rights on the monument sign are in effect under this Sublease). In the event Subtenant’s rights to signage on the monument sign are no longer in effect, Sublandlord shall have the right to remove and replace Subtenant’s signage on the monument sign.

9.5 Subtenant Visitors to Premises. Subtenant shall comply with procedures established by Sublandlord for admitting to the Building and the Subleased Premises guests who do not have Building security cards, including requirements that guests present identification and sign in with the receptionist in the Building lobby prior to being admitted to the floors containing the Subleased Premises. Subtenant shall be responsible for greeting guests at the Subleased Premises and for securing the Subleased Premises.

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10. ALTERATIONS; LIENS. Subtenant shall not make or perform any alterations or improvements within the Subleased Premises or the Building without the prior written consent of Sublandlord, such consent not to be unreasonably withheld, conditioned or delayed, and Landlord pursuant to Section 9.2 of the Prime Lease, and in compliance with the provisions of Section 9.2 of the Prime Lease. In the event such consent is given, all alterations and improvements shall be performed at the sole expense of Subtenant, and Subtenant shall keep the Subleased Premises and the Building free from any liens arising from any work performed by Subtenant.

11. FIRE AND LIFE SAFETY; ADA. Sublandlord hereby represents and warrants that Sublandlord has no current actual knowledge of any existing violations of fire and life safety codes and ADA requirements for the Subleases Premises. Subtenant, at Subtenant’s expense, shall be responsible for compliance of any of Subtenant’s construction and alterations with applicable fire and life safety codes and ADA requirements applicable to the interior of the Subleased Premises and any common areas in which Subtenant performs alterations. Notwithstanding the foregoing, Sublandlord shall be responsible for compliance of the construction of Sublandlord Work with applicable fire and life safety codes and ADA requirements applicable to any common areas in which Sublandlord performs such Sublandlord Work.

12. PARKING. Sublandlord hereby allocates to Subtenant for use in connection with the Subleased Premises an allocable share of the parking spaces that are available to Sublandlord for the Premises pursuant to the provisions of Section 24 of the Prime Lease [i.e. three (3) parking permits per 1,000 square feet of rentable area in the Subleased Premises (“Building Parking Ratio”), or a total of one hundred sixty six (166) parking spaces, shall be allocated to Subtenant for use in connection with the Subleased Premises]. As stated in the Prime Lease, no charge shall be imposed for use of parking spaces in the Building; provided, however, that a charge can be imposed for visitor parking spaces used by Subtenant, and for any parking spaces used by Tenant in excess of the ratio of parking spaces allocated to Subtenant. Except to the extent caused by a default by Sublandlord beyond any applicable cure period as Tenant under the Prime Lease, in the event the rentable square footage of the Subleased Premises is increased or decreased during the Term, the number of parking spaces allocated for use by Subtenant shall be proportionally increased or decreased, to allocate to the Subleases Premises a number of parking spaces that is in accordance with the Building Parking Ratio.

13. ASSIGNMENT AND SUBLEASING. Subtenant, for itself, its successors and assigns, expressly covenants and agrees that Subtenant shall not assign, whether by operation of law or otherwise, pledge or otherwise encumber this Sublease, or sublet all or any part of the Subleased Premises, without Sublandlord’s consent, which may not be unreasonably withheld, conditioned or delay, but further subject to the terms and conditions and approvals required in the Prime Lease. Any reasonable expenses incurred by Sublandlord in connection therewith, including any amount payable to Landlord in connection therewith pursuant to the Prime Lease, shall be paid by Subtenant. Any attempted assignment or subletting that is not in compliance with the foregoing provisions shall be void and of no further force or effect.

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13.1 Subtenant shall give Sublandlord written notice of Subtenant’s desire to sublease all or a portion of the Subleased Premises (“Subtenant’s Sublease Notice”) and Sublandlord shall promptly provide the same to Landlord. Subtenant’s Sublease Notice shall specify the portion of the Subleased Premises proposed to be sublet (“Proposed Sublease Premises”), whether the proposed sublease is to an Affiliate of Subtenant, and the date on which the Proposed Sublease Premises will be made available for subleasing. If the proposed sublease is not to an Affiliate of Subtenant, and (i) the Proposed Sublease Premises exceeds thirty percent (30%) of the Subleased Premises, or in the aggregate with other subleases exceeds thirty percent (30%) of the Subleased Premises, and (ii) the proposed sublease term is for a period of more than two (2) years, or is for substantially the remainder of the Term (excluding any renewal not yet exercised by Subtenant), or (iii) if the Landlord exercise its right of recapture pursuant to Section 7.3(a) of the Prime Lease with respect to the Proposed Sublease Premises; then within thirty (30) days after receipt of the Subtenant’s Sublease Notice, Sublandlord shall notify Subtenant in writing whether or not Sublandlord will retake possession of all (but not less than all) of the Proposed Sublease Premises and thereby terminate this Sublease with respect to such Proposed Sublease Premises. If Sublandlord elects to retake all of the Proposed Sublease Premises, then (i) Sublandlord shall retake possession of such portion on the date specified in the Subtenant’s Sublease Notice or such other date mutually agreed upon by Sublandlord and Subtenant, (ii) Subtenant’s obligation to pay rent for such portion shall cease on such date, and (iii) Sublandlord and Subtenant shall promptly execute an amendment to this Sublease setting forth the new square footage of the reduced Subleased Premises to be occupied by Subtenant. Thereafter, Subtenant shall not have any further rights of any kind, including any rights of renewal, in or to the portion of the Subleased Premises so retaken. If the Proposed Sublease Premises constitutes less than an entire floor of the Building, Subtenant shall cause to be constructed and installed, at Subtenant’s sole cost and expense, a demising wall separating the Proposed Sublease Premises from the remaining Subleased Premises on such floor of the Building, in accordance with all applicable Legal Requirements, except that, at Sublandlord’s option, Sublandlord may cause such demising wall to be constructed and installed at Subtenant’s cost and expense. If Sublandlord does not elect to retake all or any portion of the Proposed Sublease Premises within the aforesaid thirty (30) day period, Subtenant shall be permitted to proceed with the proposed sublease, subject to the provisions of Subsections 13.2 below. Sublandlord shall provide its approval or disapproval with specificity, within thirty (30) days following receipt of Subtenant’s Sublease Notice.

13.2 Sublandlord shall be entitled to receive fifty percent (50%) of any Profit Derived From Subletting the Subleased Premises (hereinafter defined) or any part thereof. “Profit Derived From Subletting the Subleased Premises” shall mean any and all sums paid to Subtenant pursuant to any sublease exceeds the Base Rent and Additional rent due under this Sublease for such portion of the Subleased Premises that is sublet (but shall not include an allowance for any period of vacancy), less all reasonable out-of-pocket third-party costs and expenses actually incurred by Subtenant in connection with such subletting, including, but not limited to, brokerage commissions, reasonable attorneys’ fees, improvements to the portion of the Subleased Premises that is sublet and reasonable advertising expenses and concessions granted to any subtenant.

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14. CONSENTS AND APPROVALS. Except as otherwise provided specifically herein, whenever it is provided in the Prime Lease that the prior written consent or approval or other act of Landlord is required for or as a condition to any act on the part of Sublandlord, then for the purpose of this Sublease the prior written consent or approval or other act of Sublandlord and Landlord shall be required for or as a condition to any corresponding act on the part of Subtenant. However, except for matters specifically reserved in this Sublease for decision solely by Sublandlord, the Sublandlord agrees not to unreasonably withhold, condition or delay its consent or approval of any request for approval that is made by Subtenant, whether such approval is required solely by this Sublease or by reason of the Prime Lease; provided that should Landlord’s consent or approval also be required, then the consent or approval of Landlord shall have been obtained before the consent of Sublandlord to such request shall be granted to Subtenant. Sublandlord shall cooperate with Subtenant in obtaining the consent or approval of Landlord, and Sublandlord shall upon request of Subtenant, promptly make any such request and submit any necessary information (after Sublandlord’s receipt of such information from Subtenant) for the consent or approval of Landlord. If Landlord’s consent or approval is being withheld in violation of the terms of the Prime Lease for a matter that materially affects Subtenant’s use and enjoyment of the Subleased Premises or the economic terms of that use and occupancy, Sublandlord shall permit Subtenant, at Subtenant’s sole cost and expense, to bring an action or proceeding in the name of the Sublandlord to enforce Landlord’s obligation to give such consent, provided Subtenant is not in material default under this Sublease beyond any applicable notice or grace period, and Sublandlord is not them pursuing an action to obtain such approval or consent.

15. SUBTENANT DEFAULT. If Subtenant shall default in the payment of Base Rent or Additional Rent hereunder or in the performance or observance of any of the terms, covenants or conditions of this Sublease on the part of Subtenant to be performed or observed, or cause a violation of the Prime Lease, Sublandlord shall have the right (but not the obligation) to exercise all of the same rights and remedies provided to or reserved by Landlord in the Prime Lease and at law; however, the foregoing shall in no way be deemed to limit or impair the rights and privileges of Landlord under the Prime Lease, or to impose any obligations on the part of Sublandlord by reason of the exercise by Landlord of any of such rights or privileges under the Prime Lease with respect to the Subleased Premises or to the use and occupation thereof by Subtenant. Sublandlord shall have the same rights and remedies in the event of non-payment or late payment by Subtenant of Base Rent or Additional Rent hereunder as are available to Landlord under the Prime Lease and at law for the non-payment or late payment of Prime Lease Rent, including the imposition of the late fee and interest set forth in the Prime Lease for late payments. With respect to any of the foregoing claimed defaults or violations on the part of the Subtenant, the Subtenant shall have the benefit of all of the same rights and remedies, including but not limited to rights to notice, curative periods and other curative opportunities, that are available to the Sublandlord, as Tenant under the Prime Lease, for any alleged default of the Sublandlord as Tenant under the Prime Lease; provided, however, that any cure period available to Subtenant for any matter that would also constitute an Event of default by Sublandlord under the Prime Lease shall expire five (5) days before the applicable cure period under the Prime Lease expires.

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16. RIGHT OF SUBLANDLORD TO PERFORM SUBTENANT’S COVENANTS. If Subtenant shall have defaulted in the observance or performance of any term or covenant on Subtenant’s part to be observed or performed under or by virtue of any of the terms or provisions of this Sublease beyond any applicable notice and cure period, then, unless otherwise provided elsewhere in this Sublease, Sublandlord may perform the same for the account of Subtenant, and if Sublandlord makes any expenditures or incurs any obligations for the payment of money in connection therewith including, but not limited to, reasonable attorneys’ fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred with interest at a rate equal to two (2) percentage points above the then applicable Wall Street Journal Prime Rate (U.S. money center commercial banks) or its successor shall be paid by Subtenant to Sublandlord within ten (10) business days of rendition of any valid bill or statement for the reasonable costs to Subtenant therefor, as additional rent hereunder; provided, however, that Sublandlord shall not initiate any such cure on behalf of Subtenant unless Sublandlord has sent Subtenant a written notice of Subtenant’s default and Subtenant has failed to cure said default prior to the earlier to occur of (i) expiration of the applicable cure period, if any, under such notice to Subtenant, or (ii) within five (5) days before expiration of any available cure period under the Prime Lease, or within ten (10) days after Sublandlord’s Notice, whichever is shorter.

17. TERMINATION OR EXPIRATION OF SUBLEASE; HOLDOVER. On the Expiration Date or earlier termination of the Term of this Sublease, Subtenant, at Subtenant’s sole cost and expense, shall quit and surrender the Subleased Premises to Sublandlord in the same order and condition as Sublandlord delivered them to Subtenant, broom clean, excepting, however, ordinary wear and tear, approved improvements which are not required to be removed by Subtenant, and damage due to condemnation, fire or other casualty (except to the extent that such fire or other casualty is caused by the fault of Subtenant and is not covered by available insurance of the Landlord, Sublandlord or Subtenant). In the event Subtenant shall fail to vacate and surrender the Subleased Premises upon the expiration of the Term of this Sublease, Subtenant shall become a holdover tenant, and the provisions of Section 22 of the Prime Lease shall apply to such holdover as between Sublandlord and Subtenant, and in addition if such holdover by Subtenant also constitutes a holdover by Sublandlord under the Prime Lease, Subtenant shall be responsible for any amounts that may be payable by Sublandlord to Landlord solely_by reason of Subtenant holding over in the Subleased Premises. Upon termination of this Sublease, Subtenant may remove its trade fixtures and personal property.

18. INSURANCE. Subtenant agrees to carry the insurance coverage required by the provisions of the Prime Lease with respect to insuring the Subleased Premises and to otherwise carry the same insurance coverages which the Prime Lease requires the Tenant to carry (but solely with respect to the Subleased Premises, without any obligation whatsoever with respect to the balance of the Premises), and shall name each of Landlord and Sublandlord as an additional insured in connection with the liability policy of insurance delivered in connection with this Sublease. If Subtenant is uncertain about the application of the insurance requirements to Subtenant and this Sublease, Subtenant and Sublandlord will mutually inquire of or ask clarification from the Landlord. No indemnity that may be given by either of the parties to this Sublease shall be applicable to losses that are otherwise covered by collectible insurance of either or Subtenant or Sublandlord, and the release and waiver of subrogation provisions of Section 13 of the Prime Lease shall apply under this Sublease as between Sublandlord and Subtenant.

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19. HAZARDOUS SUBSTANCES. Subtenant agrees to comply with the provisions of the Prime Lease with respect to the treatment of hazardous or toxic substances brought into the Subleased Premises by or for Subtenant or by anyone invited by or visiting Subtenant, and Subtenant shall indemnify, protect, defend and hold Sublandlord, its agents and assigns harmless from and against any and all damages, liabilities, judgments, costs, and claims arising out of or involving any such substances brought into the Subleased Premises by or for Subtenant or by anyone invited by or visiting Subtenant. Sublandlord represents and warrants that, to its current actual knowledge, Sublandlord is not aware of any such substances existing in or upon the Subleased Premises at the time of delivery of possession of same to Subtenant. Sublandlord and Subtenant each hereby agree not to bring, or allow anyone else to bring, any such substances in or onto the Subleased Premises.

20. BROKERS. Subtenant covenants, warrants and represents that no real estate broker or agent other than Dale Powell of Cassidy Turley Commercial Real Estate Services, Inc. (“Subtenant Broker”) has represented Subtenant or been authorized to represent Subtenant in this transaction. Sublandlord covenants, warrants, and represents that no broker or agent other than Kirk Diamond, Tim Farley, Todd Brinkman and Michael Altman of Cassidy Turley Commercial Real Estate Services, Inc. (“Sublandlord Broker”) has represented Sublandlord or been authorized to represent Sublandlord in this transaction. Each party agrees to indemnify, pay, defend and hold harmless the other party against any and all claims, costs, expenses or liabilities resulting from the breach of such indemnitor’s representation herein respecting such brokers or agents, and all costs and liabilities incurred in connection with such breach, including reasonable attorneys’ fees and disbursements. Sublandlord shall pay any commission that is payable to either of Subtenant Broker or Sublandlord Broker, pursuant to the provisions of a separate agreement between Sublandlord and such brokers.

21. SEVERABILITY; GOVERNING LAW. If any term, covenant, condition or provision of this Sublease shall be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, covenants, conditions and provisions of this Sublease shall remain in full force and effect and shall not be affected, impaired, or invalidated. This Sublease and the rights and obligations of the parties hereunder shall be governed by the laws of the Commonwealth of Virginia.

22. AUTHORITY/ENFORCEABILITY. Each party signing this Sublease represents that he or she has full right and authority to execute this Sublease on behalf of the party for which he or she is signing, and that this Sublease has been duly authorized, executed and delivered on behalf of such party, and constitutes a valid and binding obligation of such party, and is of enforceable against such party in accordance with its terms.

23. NOTICES. All notices, consents, approvals, demands and requests which are required or desired to be given by either party to the other hereunder shall be in writing and shall be personally delivered, sent by reputable overnight courier delivery service, sent by United States registered or certified mail and deposited in a United States post office, return receipt requested and postage prepaid, or sent by telefax with a confirmatory copy by one of the other delivery methods specified above. Notices, consents, approvals, demands, and requests which are served upon Sublandlord or Subtenant in the manner provided herein shall be deemed to have

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been given or served for all purposes hereunder on the day transmitted by telefax or personally delivered or refused, the next business day after sending by overnight courier as aforesaid, or on the third (3rd) business day after mailing as aforesaid. All notices, consents, approvals, demands, and requests given to Sublandlord or Subtenant shall be addressed as follows: (i) in the case of notices to Sublandlord, to The College Board, 45 Columbus Avenue; New York, New York 10023, Attn: Steven Titan, and with a simultaneous copy to Womble Carlyle Sandridge & Rice, PLLC, 1200 19th Street, NW, 5th Floor, Washington, DC 20036, Attn: Stanley J. Wrobel, Esq.; and (ii) in the case of notices to Subtenant, prior to the Commencement Date to: Appian Corporation, 1875 Explorer Street, 4th Floor, Reston, Virginia, 20190 Attn; Mark Lynch, and after the Commencement Date to: the Premises, at all times with a copy to Cooley LLP, 11951 Freedom Drive, Suite 1500, Reston, Virginia 20190, Attn: Michelle Garcia Schulman, Esq. If Subtenant receives any notice or demand from Landlord under the Prime Lease, Subtenant shall promptly deliver a copy thereof to Sublandlord. If Sublandlord receives any notice or demand from Landlord pertaining to the Sublease, or the Subleased Premises, then Sublandlord shall promptly deliver a copy thereof to Subtenant. Either party may from time to time change the names and/or addresses to which notices, consents, approvals, demands and requests shall be addressed by a notice given in accordance with the provisions of this Section.

24. NO WAIVER. The failure of either party to insist in any one or more cases upon the strict performance or observance of any obligation hereunder or to exercise any right or option contained herein shall not be construed as a waiver or relinquishment for the future of any such obligation, right, or option. Sublandlord’s receipt and acceptance (or Subtenant’s payment) of Base Rent or Additional Rent, or either party’s acceptance of performance of any other obligation by the other party, with knowledge of such other party’s breach of any provision of this Sublease, shall not be deemed a waiver of such breach. No waiver by either party of any term, covenant or condition of this Sublease shall be deemed to have been made unless expressed in writing and signed by that party.

25. COMPLETE SUBLEASE. There are no representations or prior or contemporaneous oral or prior written agreements, arrangements or understandings between the parties relating to the subject matter of this Sublease which are not fully expressed in this Sublease. This Sublease cannot be changed or terminated other than by a written agreement executed by both parties.

26. SUCCESSORS AND ASSIGNS. The provisions of this Sublease, except as herein otherwise specifically provided, shall extend to, bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns. In the event of any assignment or transfer of Sublandlord’s interest in the Prime Lease, provided that the assignee shall assume the obligations of the transferor or assignor, then the transferor or assignor, as the case may be, shall be entirely relieved and freed of all obligations under this Sublease arising from and after the date of any such assignment or transfer.

27. COUNTERPARTS. This Sublease may be executed in counterparts or with counterpart signature pages, which together shall be deemed one and the same instrument.

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28. QUIET ENJOYMENT. If, and so long as, Subtenant pays the Rent under and keeps, observes and performs the material provisions of this Sublease on the part and on behalf of Subtenant to be kept, observed and performed, Subtenant shall peaceably and quietly enjoy the Subleased Premises throughout the Term without hindrance by Sublandlord or any person lawfully claiming through or under Sublandlord, subject to the terms of this Sublease and the Prime Lease.

29. ADDITIONAL SUBLEASE SPACE. Subtenant shall have an ongoing conditional right to sublease=any additional space on any floor of the Building (“Additional Sublease Space”) at such times as Sublandlord, in its determination, makes additional space in the Building available for sublease, subject to the following terms and conditions:

29.1 Sublandlord shall notify Subtenant of the availability of Additional Sublease Space in writing (each an “Additional Sublease Space Notice”). The Additional Sublease Space Notice shall (i) identify the Additional Sublease Space available to Subtenant, (ii) specify the annual base rent for the Additional Sublease Space, which shall be one hundred percent (100%) of the prevailing full service “Fair Market Rent” (as defined in Exhibit E hereto), and (iii) specify the date on which the Additional Sublease Space will be available to Subtenant.

29.2 Subtenant shall exercise its right to sublease the Additional Sublease Space from Sublandlord (upon the terms and conditions set forth in the Additional Sublease Space Notice) by giving Sublandlord a written notice within fifteen (15) business days after the date of the Additional Sublease Space Notice, specifying the Additional Sublease Space to be leased by Subtenant (each an “Additional Sublease Space Acceptance Notice”). In the event Subtenant does not agree that the base rent set forth in the Additional Sublease Space Notice reflects one hundred percent (100%) of the prevailing Fair Market Rent for the Additional Sublease Space, then Subtenant may indicate such disagreement in the Additional Sublease Space Acceptance Notice, and in such event the prevailing Fair Market Rent for the Additional Sublease Space will be determined in accordance with the procedure set forth in Exhibit E to this Sublease. No abatement, allowances or other concessions shall apply with respect to the Additional Sublease Space except as otherwise may be agreed to by the parties in calculating Fair Market Rent.

29.3 Subtenant shall not have a right to sublease less than all of the Additional Sublease Space offered by Sublandlord, unless the Additional Sublease Space offered by Sublandlord is comprised of more than one floor In the event that the Additional Sublease Space offered by Sublandlord is more than one floor, Subtenant may elect to sublease any or all of (i) the entire amount of the Additional Sublease Space offered, (ii) one or more of any full floors offered by Sublandlord as Additional Sublease Space, or (iii) the entire portion of any partial floor offered by Sublandlord as Additional Sublease Space; provided that if Subtenant elects to sublease any full floor(s) that are offered as Additional Sublease Space, Subtenant shall first select floors that are contiguous to then existing Subleased Premises. Subtenant shall not have the right to sublease less than the entirety of any full floor offered by Sublandlord as Additional Sublease Space, except as otherwise specified herein. If Sublandlord later offers or is willing to enter into a sublease with any other subtenant for a portion of a full floor

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(“Landlord Partial Floor Sublease Space”), then prior to Sublandlord entering into a sublease with another party for the Landlord Partial Floor Sublease Space, Sublandlord shall offer to Subtenant the right to sublease such Landlord Partial Floor Sublease Space on the same terms that the Landlord Partial Floor Sublease Space has been or will be offered to such other subtenant. Subtenant shall have a period of ten (10) business days after receiving such notice from Sublandlord, during which Subtenant may elect, by delivery to Sublandlord of an Additional Sublease Space Acceptance Notice, to sublease the Landlord Partial Floor Sublease Space on the terms offered by Sublandlord in the notice to Subtenant. If Subtenant does not elect by notice to Sublandlord within such 10 business day period to sublease the Landlord Partial Floor Sublease Space, then the right of Subtenant shall expire, and Landlord may proceed to sublease the Landlord Partial Floor Sublease Space to any other party.

29.4 Subtenant shall accept any Additional Sublease Space that is subleased by Subtenant in “as is” condition as of the date the Additional Sublease Space is delivered to Subtenant Subtenant shall be responsible for all costs and expenses associated with separately demising the Additional Sublease Space, including the removal of any vertical connections between the Additional Sublease Space subleased by Subtenant and any other space in the Building (including, for example, the removal of internal stairwells).

29.5 Subtenant shall be obligated to pay Additional Rent with respect to the Additional Sublease Space in accordance with the provisions of Section 7 of this Sublease, with the Base Year for the Additional Sublease Space being the calendar year in which the Additional Sublease Space is first subleased by Subtenant.

29.6 In the event Subtenant does not, within the fifteen (15) business day period provided in Section 29.2 above, elect to sublease the Additional Sublease Space by delivering an Additional Sublease Space Acceptance Notice, or fails to timely respond to an Additional Sublease Space Notice prior to the expiration of such fifteen (15) business day period, then Subtenant shall be deemed to have waived its right to sublease the Additional Sublease Space at such time.

29.7 Sublandlord shall not be required to offer any Additional Sublease Space to Subtenant if (i) Sublandlord has previously offered all or part of the Additional Sublease Space to Subtenant within the previous eighteen (18) months, provided the size, configuration and/or economics of the offer vary by no more than ten percent (10%) from the terms previously offered to Subtenant, or (ii) if there are less than twelve (12) months remaining in the Term. The sublease term for the Additional Sublease Space shall be coterminous with the Term for the Subleased Premises.

29.8 If Subtenant is in default under this Sublease on the date an Additional Sublease Space Notice is given or any time thereafter on or before the sublease commencement date for the Additional Sublease Space, and such default is not cured as provided in this Sublease prior to the sublease commencement date for such Additional Sublease Space, then, at Sublandlord’s option, the Additional Sublease Space Notice shall be null and void and Subtenant’s right to sublease the Additional Sublease Space shall lapse and be of no further force or effect.

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29.9 Subtenant’s right under this Section 29 is subject to the rights of existing subtenants to extend or renew their subleases, as summarized in Exhibit G attached hereto, and in addition Sublandlord shall have the right to extend the expiration date of any existing subtenant’s sublease, upon any terms and conditions to which Sublandlord and such subtenant may agree.

29.10 Subtenant’s right under this Section 29 is personal to Appian Corporation or its Affiliate, and may be exercised only by Appian Corporation or its Affiliate, and shall not be exercisable by any sub-subtenant or assignee of Appian Corporation. “Affiliate” shall mean any corporation, limited liability company, association, trust, or partnership (1) that Controls (as herein defined) Subtenant, (2) that is under the Control of Subtenant, through stock ownership or otherwise, (3) that is under common Control with Subtenant, or (4) which results from the merger or consolidation with Subtenant, or acquires all of the assets of Subtenant. The terms “Control” or “Controls” as used in herein shall mean the power to directly control all management decisions of Subtenant or such other entity.

29.11 Subtenant shall only be entitled to exercise its right under this Section 29 to sublease any Additional Sublease Space if, at the time Subtenant exercises its right, Subtenant is subleasing at least 55,464 rentable square feet in the Building; and if Subtenant exercises its right after the first twelve (12) months of the Term, Subtenant has not subleased (except to an Affiliate) more than forty percent (40%) of the Subleased Premises.

29.12 In the event Subtenant elects to sublease the Additional Sublease Space, Sublandlord and Subtenant shall promptly execute an amendment to this Sublease prepared by Sublandlord indicating the location and configuration of the Additional Sublease Space, and the Base Rent, Base Year, security deposit amount, and commencement date for the Term, with respect to the Additional Sublease Space. The number of square feet of rentable area of the Additional Sublease Space shall be measured and calculated in conformity with the provisions of Section 1.3 of the Prime Lease, and shall be set forth in the amendment to this Sublease. From and after the full execution and delivery of the amendment to this Sublease, all the terms, conditions, covenants and agreements set forth in this Sublease shall apply and be binding upon Sublandlord and Subtenant with respect to the Additional Sublease Space, except that the annual Base Rent payable with respect to the Additional Sublease Space shall be the amount agreed upon by Sublandlord and Subtenant in the manner provided in this Section 29, or determined in accordance with the terms of Exhibit E, as applicable, and the Base Year for the Additional Sublease Space shall be as specified in Section 29.5 above.

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IN WITNESS WHEREOF, Sublandlord and Subtenant, intending to be legally bound hereby, have caused this Sublease to be executed as an instrument under seal as of the day and year first above written as their free act and deed for the uses and purposes herein set forth.

SUBLANDLORD:

COLLEGE ENTRANCE EXAMINATION BOARD, a New York education corporation

By:	(Seal)

Name:	David Coleman

Title:	President & CEO

Date:	12/10/13

SUBTENANT:

APPIAN CORPORATION, a Delaware corporation

By:	(Seal)

Name:	Mark Lynch

Title:	CFO

Date:	12-5-17

EXHIBIT A - Subleased Premises

EXHIBIT A1 – Training Room B

EXHIBIT B - Prime Lease

EXHIBIT C – Form of Consent to Sublease

EXHIBIT D – Plan for Sublandlord’s Work

EXHIBIT E – Calculation of Fair Market Rent

EXHIBIT F – List of Subleased Premises Furniture

EXHIBIT G – Summary of Existing Subtenant Rights

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EXHIBIT A

SUBLEASED PREMISES

(See Attached)

A-1

N/C
N/C
N/C

Furniture Plan

Legend

General Notes

Plan Notes

All Furniture by
Owner
Shown for reference
Only.

A-1.6-11T

Appian 9th Floor

New demising wall
Wall with door/
access control
Reverse the swing
FITNESS CENTER - NIC
NIC
Elevator Lobby
double doors
access control

L09 Sky Lobby

1/16" = 1'-0"

A2

Note:
These terrace furniture plan layouts are for schematic reference only.
A2 Design, Inc. has no control over, nor do we warrant, the County's approval to use the terrace for outdoor seating. The use of the terrace for outdoor seating is subject to approval by Fairfax County's Zoning Department.

SK

EXHIBIT B

PRIME LEASE

PRIME LEASE DOCUMENTS

1.	Deed of Lease (“Lease”), dated as of July 31, 2007, between South of Market Garage LLC, a Delaware limited liability company (“Landlord”), as landlord, and College Entrance Examination Board, a New York education corporation, as tenant (“Tenant”), with the following Riders and Exhibits:

29.12.1 Rider No. 1 – Renewal [Intentionally Omitted]

29.12.2 Exhibit A-1 – Site Plan

Exhibit A-2 – Diagram of Premises [Intentionally Omitted]

Exhibit A-3 – Illustrative Base Building Plans

Exhibit B – Work Agreement [Intentionally Omitted]

Exhibit C – Rules and Regulations

Exhibit D – Form of Declaration

Exhibit E – Janitorial Specifications

Exhibit F – Form of Acceptable Letter of Credit

Exhibit G – Form of Memorandum of Right of First Offer [Intentionally Omitted]

Exhibit H – Diagram of Hold Space [Intentionally Omitted]

Schedule 2.7 – List of Tenant’s Current Leases [Intentionally Omitted]

[Note: Riders and Exhibits to the Lease that are omitted from the copy of the Prime Lease attached as Exhibit B to this Sublease are identified above as “Intentionally Omitted”]

2.	Amendment No. 1 to Deed of Lease, dated September 19, 2007, between Landlord and Tenant.

3.	Amendment No. 2 to Deed of Lease, dated as of May 30, 2008, but effective as of December 27, 2007, between Landlord and Tenant, with the Exhibits listed in Amendment No. 2.

4.	Amendment No. 3 to Deed of Lease, dated as of September 19, 2008, between Landlord and Tenant, with the Exhibits listed in Amendment No. 3.

5.	Amendment No. 4 to Deed of Lease, dated as of August 13, 2009, between Landlord and Tenant.

6.	Declaration of Lease Commencement Date, dated as of August 13, 2009, between Landlord and Tenant.

7.	Declaration of Lease Commencement Date, dated as of September 21, 2009, between Landlord and Tenant

8.	Subordination, Non-Disturbance and Attornment Agreement dated as of June 19, 2008, among (i) the College Board as Tenant, (ii) South of Market Garage LLC as Landlord, and (iii) The Bank of New York as Lender.

B-1

EXHIBIT C

FORM OF CONSENT TO SUBLEASE

CONSENT TO SUBLEASE

THIS CONSENT TO SUBLEASE (this “Consent”) dated as of the      day of             , 20     by and between [INSERT LANDLORD ENTITY], a                              (“Landlord”),                             , a                              (“Tenant”), and                             , a                              (“Subtenant”), is made with reference to the following:

RECITALS

A. By Lease dated                      (the “Lease”). Landlord leased to Tenant certain premises on the                      floor of the building (the “Building”) located at                     , which premises are more particularly described in the Lease (the “Premises”).

B. Tenant desires to sublease [a portion of the] [the entire] Premises [consisting of                      square feet of rentable area] (the “Subleased Premises”) to Subtenant upon the terms and conditions contained in a Sublease between Tenant and Subtenant dated as of                     (the “Sublease”).

C. Pursuant to the terms of the Lease, Tenant is required to obtain Landlord’s prior written consent to the Sublease.

D. Subject to, and in reliance upon, the representations, warranties, covenants, terms and conditions contained in this Consent, Landlord desires to consent to the Sublease.

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, paid by each of the parties hereto to the other, the receipt and sufficiency of which is hereby acknowledged, and in further consideration of the provisions herein, Landlord, Tenant and Subtenant hereby agree as follows:

1. Consent. Landlord hereby consents to the Sublease subject to, and in reliance upon, the representations, warranties, covenants, terms and conditions contained in this Consent.

2. Compliance by Subtenant: Enforcement.

(a) Subtenant (i) shall comply with and perform the terms of the Sublease to be complied with or performed on the part of the subtenant under the Sublease, (ii) shall not violate any of the terms of the Lease and (iii)__assumes, during the term of the Sublease, the performance of the terms of the Lease to be performed on the part of the tenant under the Lease to the extent that such terms are applicable to the Subleased Premises (including, without limitation, the indemnity, insurance and waiver of subrogation provisions of the Lease, which shall be applicable to the Subleased Premises as if such Subleased Premises were the Premises for the purposes of said provisions) and provided that Subtenant’s liability for the payment of rent and other amounts shall be limited to amounts set forth in the Sublease. Subject to the limitations of subsection (iii) of the immediately preceding sentence with respect to Subtenant, Tenant and Subtenant shall be jointly and severally liable to Landlord for compliance with and performance of all of the terms, covenants, agreements, provisions, obligations and conditions to be performed or observed by the tenant under the Lease.

(b) Tenant shall enforce the terms of the Sublease against Subtenant. Without limiting the foregoing, Landlord shall have the right, but not the obligation, to proceed directly against Subtenant (in Landlord’s name or in Tenant’s name, as determined by Landlord in Landlord’s sole discretion) in order to (i) enforce compliance with and performance of all of the terms, covenants, agreements, provisions, obligations and conditions to be performed or observed by Subtenant under the Sublease, the Lease (to the extent applicable to the Subleased Premises) or under this Consent or (ii) terminate the Sublease if any action or omission of Subtenant constitutes a default under the Lease that remains uncured beyond any applicable notice and cure period. Tenant shall cooperate with Landlord in connection with any such action or proceeding, and Tenant and Subtenant hereby jointly and severally indemnify and hold Landlord harmless from and against all costs and expenses including, without limitation, reasonable attorneys’ fees, incurred by Landlord in connection with any such action or proceeding.

3. Subordination; Attornment. The Sublease shall be subject and subordinate at all times to the Lease and all amendments thereof, this Consent and all other instruments to which the Lease is or may hereafter be subject and subordinate. The provisions of this Consent and the execution and delivery of the Sublease shall not constitute a recognition of the Sublease or the Subtenant thereunder; it being agreed that in the event of termination (whether voluntary or involuntary), rejection (pursuant to 11 U.S.C. §365) or expiration of the Lease, unless otherwise elected by Landlord as hereinafter set forth, the Sublease shall be deemed terminated and Subtenant shall have no further rights (including, without limitation, rights, if any, under 11 U.S.C. §365(h)) with respect to the Subleased Premises. If (a) the Lease is (or both the Lease and the Sublease are) terminated for any reason whatsoever or rejected (pursuant to 11 U.S.C. §365) by Tenant prior to its (or their) scheduled expiration date(s) or (b) if Landlord shall succeed to Tenant’s estate in the Subleased Premises, then in any such event, Subtenant shall have no right to use or occupy any portion of the Premises (or other space in the Building occupied or controlled by Tenant) which is not part of the Subleased Premises, and at Landlord’s election, Subtenant shall either attorn to and recognize Landlord as Subtenant’s landlord under the Sublease or enter into a new direct lease with Landlord upon the then executory terms of the Sublease (and if Landlord so elects as aforesaid Subtenant hereby waives its right to treat the Sublease as terminated under 11 U.S.C. §365(h)), provided that, in any such event, Landlord shall not be (i) liable for any previous act or omission of Tenant; (ii) subject to any offset or defense which theretofore accrued to Subtenant (including, without limitation, any rights under 11 U.S.C. §365(h)); (iii) bound by any rent or other sums paid by Subtenant more than one month in advance; (iv) liable for any security deposit not actually received by Landlord; (v) liable for any work or payments on account of improvements to the Subleased Premises; or (vi) bound by any amendment of the Sublease not consented to in writing by Landlord. Subtenant shall promptly execute and deliver any instrument Landlord may reasonably request to evidence such attornment or direct lease. In the event of such attornment or direct lease, Tenant and Subtenant shall transfer to Landlord any security deposit under the Sublease (such obligation to include, without limitation, the transfer and modification of ant letter of credit posted as security). Subtenant shall reimburse Landlord for any costs and expenses that may be incurred by Landlord in connection with such attornment or direct lease including, without limitation, reasonable attorneys’ fees. Notwithstanding the foregoing, if Landlord does not elect to have Subtenant attorn to Landlord or enter into a new direct lease as described above, the Sublease and all rights of Subtenant to the Subleased Premises shall terminate upon the date of expiration or termination of the Lease or Tenant’s right to possession thereunder. The terms of this Section 3 supersede any contrary provisions in the Sublease.

4. Representations and Warranties. Tenant and Subtenant represent, warrant and covenant to Landlord that (a) no rent, fees or other consideration has been or will be paid to Tenant by Subtenant for the right to use or occupy the Subleased Premises or for the use, sale or rental of Tenant’s fixtures, leasehold improvements, equipment, furniture or other personal property other than as set forth in the Sublease, and (b) attached hereto as Exhibit A is a true, correct and complete copy of the Sublease that embodies the complete and entire agreement between Tenant and Subtenant.

5. Amendment or Termination of Sublease. Tenant and Subtenant agree that they shall not change, modify, amend, cancel or terminate the Sublease or enter into any additional agreements relating to or affecting the use or occupancy of the Subleased Premises or the use, sale or rental of Tenant’s fixtures, leasehold improvements, equipment, furniture or other personal property, without first obtaining Landlord’s prior written consent thereto, such consent not to be unreasonably withheld.

6. No Waiver or Release. Neither this Consent, the Sublease, nor any acceptance of rent or other consideration from Subtenant by Landlord (whether before or after the occurrence of any default by Tenant under the Lease) shall operate to waive, modify, impair, release or in any manner affect any of the covenants, agreements, terms, provisions, obligations or conditions contained in the Lease, or to waive any breach thereof, or any rights of Landlord against any person, firm, association or corporation liable or responsible for the performance thereof, or to increase the obligations or diminish the rights of Landlord under the Lease, or to increase the rights or diminish the obligations of Tenant thereunder, or to, in any way, be construed as giving Subtenant any greater rights than those to which the original tenant named in the Lease would be entitled or any longer time period to perform than is provided to the original tenant under the Lease. Tenant hereby agrees that the obligations of Tenant as tenant under the Lease and this Consent shall not be discharged or otherwise affected by reason of the giving or withholding of any consent or approval for which provision is made in the Lease. All terms, covenants, agreements, provisions and conditions of the Lease are hereby ratified and declared by Tenant to be in full force and effect, and Tenant hereby unconditionally reaffirms its primary, direct and ongoing liability to Landlord for the performance of all obligations to be performed by the Tenant as tenant under the Lease, including, without limitation, the obligations to pay all rent and all other charges in the full amount, in the manner and at the times provided for in the Lease.

7. No Further Assignment or Subletting. Tenant and Subtenant hereby agree that the terms, conditions, restrictions and prohibitions set forth in the Lease regarding subletting and assignment shall, notwithstanding this Consent, (a) apply to the Sublease and the Subleased Premises, (b) continue to be binding upon Tenant and Subtenant with respect to all future assignments and transfers of the Lease or the Sublease, and all future sublettings of the Premises or the Subleased Premises, and (c) apply to Subtenant with the same effect as if Subtenant had been the original tenant named in the Lease. The giving of this Consent shall not be construed either as a consent by Landlord to, or as permitting, any other or further assignment or transfer of the Lease or the Sublease, whether in whole or in part, or any subletting or licensing of the Premises or the Subleased Premises or any part thereof, or as a waiver of the restrictions and prohibitions set forth in the Lease regarding subletting, assignment or other transfer of any interest in the Lease or the Premises. Subtenant shall not assign the Sublease or sublet or license all or any part of the Subleased Premises, voluntarily or by operation of law, or permit the use or occupancy thereof by others, without the prior written consent of Landlord in accordance with the terms of the Lease. Further, in the event Landlord exercises any recapture right in conjunction with any further assignment or subletting as may be set forth in the Lease, Landlord shall have the option of terminating the Lease along with the Sublease.

8. No Ratification of Sublease. Tenant and Subtenant acknowledge that Landlord is not a party to the Sublease and is not bound by the provisions thereof, and recognize that, accordingly, Landlord has not, and will not, review or pass upon any of the provisions of the Sublease. Nothing contained herein shall be construed as an approval of or ratification by Landlord of any of the particular provisions of the Sublease or a modification or waiver of any of the terms, covenants and conditions of the Lease or as a representation or warranty by Landlord.

9. Default; Remedies. Any breach or violation of any provisions of the Lease by Subtenant shall be deemed to be and shall constitute a default by Tenant under the Lease. In the event (a) of any default by Tenant or Subtenant in the full performance and observance of any of their respective obligations under this Consent, which default shall not be cured within thirty (30) days after notice to the party in default (with a copy of such notice to the other party), or (b) any representation or warranty of Tenant or Subtenant made herein shall prove to be false or misleading in any material respect, then (i) such event may, at Landlord’s option, be deemed an Event of Default under the Lease and (ii) Landlord may give written notice of such default to the party in violation (with a copy of such notice to the other party), and if such violation shall not be discontinued or corrected within thirty (30) days after the giving of such notice, Landlord may, in addition to Landlord’s other remedies, revoke this Consent and Subtenant shall have no further rights with respect to the Subleased Premises. Subject to Landlord’s right to require Subtenant to attorn or enter into a direct lease under Paragraph 3 hereof, if Subtenant shall fail to vacate and surrender the Subleased Premises upon the expiration, rejection or earlier termination (whether voluntary or involuntary) of the Lease, Landlord shall be entitled to all of the rights and remedies which are available to a landlord against a tenant holding over after the expiration of a term. Subtenant expressly waives for itself and for any person claiming through or under Subtenant, any rights which Subtenant or any such person may have under 11 U.S.C. §365(h), including, without limitation, any right to remain in possession of the Premises under §365(h)(l)(A)(ii) and any right of offset under §365(b)(1)(B) against any amounts due and owing to Landlord.

10. Notices.

(a) Any notices given under this Consent shall be effective only if in writing and given in the manner notices are required to be given under the Lease, addressed to the respective party at the address set forth in the Lease with respect to Landlord and Tenant, and at the Subleased Premises with respect to Subtenant, or at such other address for such purpose designated by notice in accordance with the provisions hereof.

(b) Tenant and Subtenant shall promptly deliver to Landlord a copy of any default or termination notice sent or received by either party with respect to the Sublease.

(c) Except as otherwise provided herein, all such notices shall be effective when received; provided, that (i) if receipt is refused, notice shall be effective upon the first occasion that such receipt is refused, or (ii) if the notice is unable to be delivered due to a change of address of which no notice was given, notice shall be effective upon the date such delivery was attempted.

11. Brokerage.

(a) Tenant represents, warrants and covenants to Landlord that Tenant has dealt with no broker in connection with the Sublease other than Kirk Diamond, Tim Farley, Todd Brinkman and Michael Altman of Cassidy Turley Commercial Real Estate Services, Inc. (“Sublandlord’s Broker”). In the event any claim is made against Landlord relative to dealings by Tenant with any broker in connection with the Sublease, Tenant shall defend the claim against Landlord with counsel of Tenant’s selection first approved by Landlord and save harmless and indemnity Landlord on account of loss, cost or damage which may arise by reason of such claim. Tenant agrees that it shall be solely responsible for the payment of brokerage commissions to Sublandlord’s Broker.

(b) Subtenant represents, warrants and covenants to Landlord that Subtenant has dealt with no broker in connection with the Sublease other than Dale Powell of Cassidy Turley Commercial Real Estate Services, Inc. (“Subtenant’s Broker”). In the event any claim is made against Landlord relative to dealings by Subtenant with any broker in connection with the Sublease, Subtenant shall defend the claim against Landlord with counsel of Subtenant’s selection first approved by Landlord and save harmless and indemnify Landlord on account of loss, cost or damage which may arise by reason of such claim. Sublandlord agrees that it shall be solely responsible for the payment of brokerage commissions to Subtenant’s Broker.

12. Assignment of Sublease Rents.

(a) Subject to the license granted in this paragraph, Tenant hereby unconditionally and irrevocably grants, transfers, assigns and sets over to Landlord all of Tenant’s interest in the rents, issues and profits of the Sublease (collectively, the “Sublease Rents”), together with full power and authority, in the name of Tenant, or otherwise, to demand, receive, enforce, collect or receipt for any or all of the foregoing, to endorse or execute any checks or other instruments or orders, to file any claims and to take any other action which Landlord may deem necessary or advisable in connection therewith; provided, that no exercise of such rights by Landlord shall release Tenant from any of its obligations under the Lease or the Sublease. The parties intend that the assignment described in this Paragraph 12 shall be a present, actual, absolute and unconditional assignment; provided, however, that except to the extent specified by Landlord in a notice or demand given to Tenant and Subtenant exercising Landlord’s right to collect the Sublease Rents directly from Subtenant, Tenant shall have a license to collect the Sublease Rents, but neither prior to accrual nor more than one month in advance (except for security deposits and escalations provided for in the Sublease). Tenant hereby irrevocably authorizes Subtenant to rely upon and comply with any such notice or demand by Landlord for the payment to Landlord of any Sublease Rents due or to become due. Landlord shall be accountable only for the Sublease Rents actually collected hereunder and not for the rental value of the Subleased Premises.

(b) Neither this Consent nor the assignment described in this Paragraph 12 nor any action or inaction on the part of Landlord shall constitute an assumption on the part of Landlord of any duty or obligation under the Sublease, nor shall Landlord have any duty or obligation to make any payment to be made by Tenant under the Sublease or the Lease, or to present or file any claim, or to take any other action to collect or enforce the payment of any amounts which have been assigned to Landlord or to which it may be entitled hereunder at any time or times. The collection and application of the Sublease Rents or other charges, or any other action taken by Landlord in connection therewith, shall not (i) cure or waive any default under the Lease, (ii) waive or modify any notice thereof theretofore given by Landlord, (iii) create any direct tenancy between Landlord and Subtenant, or (iv) otherwise limit in any way the rights of Landlord hereunder or under the Lease.

(c) Tenant, at its expense, will execute and deliver all such instruments and take all such action as Landlord, from time to time, may reasonably request in order to obtain the full benefits of the assignment provided for in this Paragraph 12.

(d) All Sublease Rents collected by Landlord (less the cost of collection reasonably incurred, including, without limitation, reasonable attorneys’ fees) under this Paragraph 12 will be applied against Tenant’s obligations under the Lease.

13. Miscellaneous.

(a) Remedies Cumulative. Each right and remedy of Landlord provided for in this Consent or in the Lease shall be cumulative and shall be in addition to every other right and remedy provided for herein and therein or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise by Landlord of any one or more of the rights or remedies so provided for or existing shall not preclude the simultaneous or subsequent exercise by Landlord of any or all other rights or remedies so provided for or so existing.

(b) Landlord’s Liability. Landlord’s liability under this Consent shall be limited to the same extent Landlord’s liability is limited under the Lease.

(c) Successors and Assigns. The terms and provisions of this Consent shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, except that no violation of the provisions of this Consent shall operate to vest any rights in any successor or assignee of Tenant or Subtenant.

(d) Captions. The captions contained in this Consent are for convenience only and shall in no way define, limit or extend the scope or intent of this Consent, nor shall such captions affect the construction hereof

(e) Counterparts. This Consent may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(f) No Privity of Estate. It is expressly understood and agreed that, except with respect to Landlord’s election to have Subtenant attorn to or enter into a direct lease with Landlord pursuant to Section 3 above, neither this Consent nor any direct dealings between Landlord and Subtenant during the term of the Sublease (including, without limitation, the direct billing by Landlord to Subtenant of work order, or other charges relating to Subtenant’s occupancy) shall create or constitute, or shall be deemed to create or constitute, privity of estate, any landlord-tenant relationship, or occupancy or tenancy agreement between Landlord and Subtenant.

(g) Binding Effect. This Consent is offered to Tenant and Subtenant for signature and it is understood that this Consent shall be of no force and effect and shall not be binding upon Landlord unless and until Landlord shall have executed and delivered a copy of this Consent to both Tenant and Subtenant.

(h) Review of Sublease. To the extent permitted by the terms of the Lease, Tenant shall reimburse Landlord for any fees which may be charged by Landlord and for any costs incurred by Landlord in connection with the Sublease, including, without limitation, the costs of making investigations as to the acceptability of the proposed subtenant and legal costs incurred in connection with the granting of this Consent. Such amounts, if any, shall be due and payable concurrently with the execution and delivery of this Consent by Tenant.

(i) Compliance with Laws. Without limiting the obligations under the Lease, Tenant shall be responsible in connection with the Sublease, at its sole cost and expense, for performing all work necessary to comply with all applicable laws, ordinances, rules, regulations, statutes, by-laws, court decisions and orders and requirements of all public authorities and insurers of the Building and other requirements of the Lease with respect to insurance obligations of Tenant.

(j) Conflict. If there shall be any conflict or inconsistency between the terms, covenants and conditions of this Consent or the Lease and the terms, covenants and conditions of the Sublease, then the terms, covenants and conditions of this Consent and the Lease shall prevail.

(k) Consent Limited. This Consent shall be deemed limited solely to the Sublease, and Landlord reserves the right to consent or withhold consent and all other rights as set forth in and in accordance with the Lease with respect to any other matters.

(1) Alterations. Tenant and Subtenant acknowledge that any additions, alterations, demolitions or improvements to be performed in connection with the Sublease shall be first approved by Landlord in accordance with the Lease and subject to all of the terms and conditions of the Lease. Within thirty (30) days after receipt of an invoice from Landlord, Tenant shall pay to Landlord as a fee for Landlord’s review of any work or plans in connection with the Sublease, as Additional Rent, an amount equal to the sum of: (i) $150.00 per hour for senior staff and $100.00 per hour for junior staff, plus (ii) third party expenses incurred by Landlord to review such plans and work. Upon the expiration or earlier termination of the Sublease, at Landlord’s option, Tenant and Subtenant shall at their expense remove all such additions, alterations and improvements and restore the Premises to its original condition.

(m) Terms. Terms defined in the Lease and used, but not defined, herein shall have the meanings ascribed to them in the Lease.

(n) Entire Agreement. This Consent contains the entire agreement of the parties with respect to the matters contained herein and may not be modified, amended or otherwise changed except by written instrument signed by the parties sought to be bound.

(o) Partial Invalidity. If any term, provision or condition contained in this Consent shall, to any extent, be invalid or unenforceable, the remainder of this Consent, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Consent shall be valid and enforceable to the fullest extent possible permitted by law.

(p) Attorneys’ Fees. If any party commences litigation for the specific performance of this Consent, for damages for the breach hereof or otherwise for enforcement of any remedy hereunder, the parties hereto agree to and hereby do waive any right to a trial by jury and, in the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys’ fees as may have been incurred.

(q) Authority. Tenant and Subtenant each respectively represent, warrant and covenant to Landlord that (i) each is a duly formed and existing entity qualified to do business in the jurisdiction in which the Building is located and (ii) each has full right, power and authority to enter into this Consent and that the persons or person executing this Consent on behalf of Tenant and Subtenant, as the case may be, are duly authorized to do so.

(r) Governing Law. This Consent shall for all purposes be construed in accordance with, and governed by, the laws of the jurisdiction in which the Building is located,

(s) OFAC. As an inducement to Landlord to enter into this Consent, Subtenant hereby represents, warrants and covenants to Landlord that: (i) Subtenant is not, nor is it owned or controlled directly or indirectly by, any person, group, entity or nation named on any list issued by the Office of Foreign Assets Control of the United States Department of the Treasury (“OFAC”) pursuant to Executive Order 13224 or any similar list or any law, order, rule or regulation or any Executive Order of the President of the United States as a terrorist, “Specially Designated National and Blocked Person” or other banned or blocked person (any such person, group, entity or nation being hereinafter referred to as a ‘‘Prohibited Person”); (ii) Subtenant is not (nor is it owned or controlled, directly or indirectly, by any person, group, entity or nation which is) acting directly or indirectly for or on behalf of any Prohibited Person; and (iii) from and after the effective date of the above-referenced Executive Order, Subtenant (and any person, group, or entity which Subtenant controls, directly or indirectly) has not conducted nor will conduct business nor has engaged nor will engage in any transaction or dealing with any Prohibited Person in violation of the U.S. Patriot Act or any OFAC rule or regulation, including, without limitation, any assignment of this Consent or any further subletting, if, and to the extent, permitted hereunder, of all or any portion of the Subleased Premises or the making or receiving of any contribution of funds, goods or services to or for the benefit of a Prohibited Person in violation of the U.S. Patriot Act or any OFAC rule or regulation. In connection with the foregoing, it is expressly understood and agreed that (x) any breach by Subtenant of the foregoing shall be deemed a default by Subtenant under Paragraph 9 above, and shall be covered by the indemnity provisions of the Lease, and (y) the representations, warranties and covenants contained in this subsection shall be continuing in nature and shall survive the expiration or earlier termination of the Sublease.

(t) Profits. Landlord and Subtenant acknowledge and agree that any Profit Derived From Subletting the Subleased Premises (as such term is defined in the Lease) associated with the Sublease shall, if applicable, be paid to Landlord as determined by Landlord in accordance with the terms of the Lease.

[Signatures on next page.]

EXECUTED under seal as of the date and year first above written.

LANDLORD:

By:

Name:

Title:

TENANT:

By:

Name:

Title:

SUBTENANT:

By:

Name:

Title:

ATTACHMENT TO CONSENT

EXECUTED COPY OF SUBLEASE

[Attached]

EXHIBIT D

PLAN FOR SUBLANDLORD’S WORK

D-1

New demising wall
Wall with door/
access control
Remove this door
FITNESS CENTER - NIC
NIC
NIC
NIC
NIC
NIC
NIC
NIC
NIC
NIC
Elevator
Lobby
double doors
access control

L09 Sky Lobby

1/16" = 1'-0"

Note:
These terrace furniture plan layouts are for schematic reference only.
A2 Design, Inc. has no control over, nor do we warrant, the County's approval to use the terrace for outdoor seating. The use of the terrace for outdoor seating is subject to approval by Fairfax County's Zoning Department.

SK

EXHIBIT E

CALCULATION OF FAIR MARKET RENT

If Sublandlord and Subtenant are unable to agree on the Base Rent payable with respect to any Additional Sublease Space pursuant to Section 29.2 of this Sublease, then (i) the full service fair market rent for the Additional Sublease Space, and (ii) the related fair market concessions, abatements and tenant improvements allowances, if any, that will be applicable thereto shall be determined in accordance with the procedure set forth in this Exhibit E.

1. Within ten (10) days after Sublandlord’s receipt of an Additional Sublease Space Acceptance Notice in which Subtenant indicates that Subtenant disagrees with Sublandlord’s determination of “Fair Market Rent” (hereinafter defined) for the Additional Sublease Space that Subtenant has agreed to sublease, Sublandlord and Subtenant shall jointly appoint an independent, unaffiliated real estate broker (“Broker”) who shall be mutually agreeable to both Sublandlord and Subtenant, shall be a member of the National Association of Realtors or the Greater Washington, D.C. Association of Realtors, and shall have at least ten (10) years relevant experience in office rentals in the Urban Core of Reston Town Center, Reston, Virginia area (the “Market Area”). If the parties are unable to agree on a Broker within such ten (10) day period, then within five (5) days after the expiration of the aforesaid ten (10) day period, Sublandlord and Subtenant shall each appoint a Broker (with the same qualifications), and the two (2) Brokers shall together appoint a third Broker with the same qualifications within five (5) days after the two Brokers were appointed.

2. Within sixty (60) days after the appointment of such Broker or Brokers, each appointed Broker shall determine the full service Fair Market Rent for the Additional Sublease Space, and shall submit a written report specifying the Fair Market Rent for the Additional Sublease Space determined by such Broker, and any adjustments for allowances or concessions used in determining the Fair Market Rent for the Additional Sublease Space determined by such Broker. Among the factors to be considered by the Broker(s) in determining the Fair Market Rent for the Additional Sublease Space (and related fair market concessions, abatements and allowances, if any, that will be applicable thereto) shall be (i) the general office rental market, including subleases, for Comparable Office Buildings (as defined below), (ii) rental rates then being obtained (or quoted if comparables are not readily available) by other sublandlords for office space, including sublease space, in Comparable Office Buildings, (iii) the rental rates then being obtained for comparable office space, including sublease space, in “as is” condition in the Building and in Comparable Office Buildings, (iv) escalations and pass throughs of Operating Expenses as provided in the Sublease, (v) concession packages, including tenant improvement allowances and free rent, then being obtained (or offered if comparables are not readily available) by other sublandlords of Comparable Office Buildings, (vi) concession packages, including tenant improvement allowances and furnishings, including furniture, then being obtained for comparable office sublease space in “as-is” condition in the Building, and (vii) taking into account the remaining term of the lease (“Fair Market Rent”). For purposes of this Exhibit E, “Comparable Office Buildings” means Class A office buildings in the Market Area containing at least 75,000 square feet of rentable office space.

E-1

3. The Fair Market Rent determined by the Broker (or the average of the Fair Market Rent amounts determined by the three Brokers, if applicable) shall be used as the Base Rent for the Additional Sublease Space. If the three broker method is chosen, then if any Broker’s determination of the Fair Market Rent (taking into account any concessions, abatements or allowances applicable thereto) is either (x) less than ninety percent (90%) of the average Fair Market Rent determined by all Brokers, or (y) more than one hundred ten percent (110%) of such average, then the Fair Market Rent for the Additional Sublease Space will be either (1) the average of the remaining two (2) Brokers’ figures falling within such a range of percentages, (2) the remaining Broker’s figure which is within such range of percentages, or (3) if none of the Brokers’ figures are within such range, the average of the three (3) Brokers’ figures.

4. Sublandlord and Subtenant shall each bear the cost of its Broker, and shall share equally the cost of the third Broker. In the event Sublandlord and Subtenant mutually agree on a sole Broker as set forth above (i.e., Sublandlord and Subtenant do not use the three broker method), Sublandlord and Subtenant shall share equally in the cost of such sole Broker.

E-2

EXHIBIT F

LIST OF SUBLEASED PREMISES FURNITURE

F-1

College Board

Reston Office

Cube #
	Size	Worksurface	Storage Unit	PED File	3 Dr. File	Aeron Chair	2nd WkSurface	Whiteboard	36” Rnd Table

1000	6’0” x 16’0”	1	1	1	2	1	1	3	1
1001
1002	6’0” x 8’0”	1		1	2	1	1	1
1003	8’0” x 8’0”	1		1	2	1	1	1
1004	8’0” x 8’0”	1		1	2	1	1	1
1005	8’0” x 8’0”	1		1	2	1	1	1
1006	8’0” x 8’0”	1		1	2	1	1	1
1007	8’0” x 8’0”	1		1	2	1	1	1
1008	8’0” x 8’0”	1		1	2	1	1	1
1009	4’0” x 8’0”	1		1				1
1010	4’0” x 6’0”	1		1				1
1011	6’0” x 16’0”	1	1	1	2	1	1	3	1
1012				1
1013	6’0” x 8’0”	1		1	2	1	1	1
1014	6’0” x 8’0”	1		1	2	1	1	1
1015	6’0” x 8’0”	1		1	2	1	1	1
1016	6’0” x 8’0”	1		1	2	1	1	1
1017	6’0” x 8’0”	1		1	2	1	1	1
1018	6’0” x 8’0”	1		1	2	1	1	1
1019	6’0” x 8’0”	1		1	2	1	1	1
1020	6’0” x 8’0”	1		1	2	1	1	1
1021	6’0” x 8’0”	1		1	2	1	1	1
1022	6’0” x 8’0”	1		1	2	1	1	1
1023	6’0” x 8’0”	1		1	2	1	1	1
1024	6’0” x 8’0”	1		1	2	1	1	1
1025	6’0” x 8’0”	1		1	2	1	1	1
1026	6’0” x 8’0”	1		1	2	1	1	1
1027	6’0” x 8’0”	1		1	2	1	1	1
1028	6’0” x 8’0”	1		1	2	1	1	1
1029	6’0” x 8’0”	1		1	2	1	1	1
1030	6’0” x 8’0”	1		1	2	1	1	1
1031	6’0” x 8’0”	1		1	2	1	1	1

17th Floor Office Inventory	Cubicles-17

College Board

Reston Office

	Size	Worksurface	Storage Unit	PED File	3 Dr. File	Aeron Chair	2nd WkSurface	Whiteboard	36” Rnd Table
1032	6’0” x 8’0”	1		1	2	1	1	1
1033	6’0” x 8’0”	1		1	2	1	1	1
1034	6’0” x 8’0”	1		1	2	1	1	1
1035	6’0” x 8’0”	1		1	2	1	1	1
1036	6’0” x 8’0”	1		1	2	1	1	1
1037	6’0” x 8’0”	1		1	2	1	1	1
1038	6’0” x 8’0”	1		1	2	1	1	1
1039	8’0” x 8’0”	1		1	2	1	1	1
1040	8’0” x 8’0”	1		1	2	1	1	1
1041	8’0” x 8’0”	1		1	2	1	1	1
1042	6’0” x 16’0”	1	1	1	2	1	1	3	1
1043
1044	6’0” x 8’0”	1		1	2	1	1	1
1045	8’0” x 8’0”	1		1	2	1	1	1
1046	8’0” x 8’0”	1		1	2	1	1	1
1047	8’0” x 8’0”	1		1	2	1	1	1
1048	4’0” x 8’0”	1		1
1049	4’0” x 6’0”	1		1				1
1050	6’0” x 16’0”	1	1	1	2	1	1	3	1
1051
1052	6’0” x 8’0”	1		1	2	1	1	1
1053	6’0” x 8’0”	1		1	2	1	1	1
1054	6’0” x 8’0”	1		1	2	1	1	1
1055	6’0” x 8’0”	1		1	2	1	1	1
1056	6’0” x 8’0”	1		1	2	1	1	1
1057	6’0” x 16’0”	1	1	1	2	1	1	3	1
1058
1059	6’0” x 8’0”	1		1	2	1	1	1
1060	6’0” x 8’0”	1		1	2	1	1	1
1061	6’0” x 16’0”	1	1	1	2	1	1	3	1
1062
1063	4’0” x 6’0”	1	1
1064	6’0” x 6’0”	1	1	1				1
1065	6’0” x 8’0”	1		1	2		1	1

17th Floor Office Inventory	Cubicles-17

College Board

Reston Office

	Size	Worksurface	Storage Unit	PED File	3 Dr. File	Aeron Chair	2nd WkSurface	Whiteboard	36” Rnd Table
1066	6’0” x 8’0”	1		1	2		1	1
1067	6’0” x 8’0”	1		1	2		1	1
1068	6’0” x 8’0”	1		1	2		1	1
1069	6’0” x 6’0”	1	1	1				1
1070	6’0” x 6’0”	1	1	1				1
1071	6’0” x 8’0”	1		1	2		1	1
1072	6’0” x 8’0”	1		1	2		1	1
1073	6’0” x 8’0”	1		1	2		1	1
1074	6’0” x 8’0”	1		1	2		1	1
1075	6’0” x 6’0”	1	1	1				1
1076	6’0” x 6’0”	1		1			1	1
1077	6’0” x 8’0”	1		1	2		1	1
1078	6’0” x 8’0”	1		1	2		1	1
1079	6’0” x 8’0”	1		1	2		1	1
1080	6’0” x 8’0”	1		1	2		1	1
1081	6’0” x 6’0”	1		1			1	1
1082	6’0” x 6’0”	1		1			1	1
1083	6’0” x 8’0”	1		1	2		1	1
1084	6’0” x 8’0”	1		1	2		1	1
1085	6’0” x 8’0”	1		1	2		1	1
1086	6’0” x 8’0”	1		1	2		1	1
1087	6’0” x 6’0”	1		1			1	1
1088	6’0” x 6’0”	1		1			1	1
1089	6’0” x 8’0”	1		1	2		1	1
1090	6’0” x 8’0”	1		1	2		1	1
1091	6’0” x 6’0”	1		1			1	1
1092	6’0” x 6’0”	1		1			1	1
1093	6’0” x 8’0”	1		1	2		1	1
1094	6’0” x 8’0”	1		1	2		1	1
1095	6’0” x 6’0”	1		1			1	1
1096	6’0” x 6’0”	1		1			1	1
1097	6’0” x 8’0”	1		1	2		1	1
1098	6’0” x 8’0”	1		1	2		1	1
1099	6’0” x 8’0”	1		1	2		1	1

17th Floor Office Inventory	Cubicles-17

College Board

Reston Office

	Size	Worksurface	Storage Unit	PED File	3 Dr. File	Aeron Chair	2nd WkSurface	Whiteboard	36” Rnd Table
1100	6’0” x 6’0”	1		1			1	1
1101	6’0” x 6’0”	1		1			1	1
1102	6’0” x 8’0”	1		1	2		1	1
1103	4’0” x 8’0”		1
1104	6’0” x 8’0”	1		1	2		1	1
1105	6’0” x 6’0”	1		1			1	1
1106	6’0” x 6’0”	1		1			1	1
1107	6’0” x 8’0”	1		1	2		1	1
1108	6’0” x 8’0”	1		1	2		1	1
1109	6’0” x 8’0”	1		1	2		1	1
1110	6’0” x 8’0”	1		1	2		1	1
1111	6’0” x 8’0”	1		1	2		1	1
1112	6’0” x 8’0”	1		1	2		1	1
1113	6’0” x 8’0”	1		1	2		1	1
1114	6’0” x 8’0”	1		1	2		1	1
1115	6’0” x 16’0”	1	1	1	2		1	3	1
1116
1117	4’0” x 6’0”	1		1				1
1118	6’0” x 8’0”	1		1	2		1	1
1119	4’0” x 6’0”	1		1				1
1120	6’0” x 8’0”	1		1	2		1	1
1121	4’0” x 6’0”	1		1				1
1122	6’0” x 8’0”	1					1	1
1123	4’0” x 6’0”	1						1
1124	6’0” x 8’0”	1					1	1

	TOTALS	116	13	114	178	53	104	129	7

17th Floor Office Inventory	Cubicles-17

College Board

Reston Office

Office
	Size	Work- surface	Return	Overhead	3 Dr. File	36” Lat File	2 Shelf Bookshelf	Aeron Chair	Round Table	Caper Chairs	34” x 60” White-board	Tackboard
17-110	9’6” x 14’0”	1	1		1	1	1		1	3	1	1
17-111	9’6” x 14’0”	1	1		1	1	1	1	1	3	1	1
17-112	10’0” x 14’0”	1	1		1	1	1	1	1	3	1	1
17-113	9’6” x 14’0”	1	1		1	1	1	1	1	3	1	1
17-114	9’6” x 14’0”	1	1		1	1	1	1	1	3	1	1
17-115	10’0” x 14’0”	1	1		1	1	1	1	1	3	1	1
17-116	14’0” x 15’6”												EO Furniture
17-117	10’0” x 10’0”	1	1	1	1	1		1	1	3	1	1
17-118	10’0” x 10’0”	1	1	1	1	1		1	1	3	1	1
17-119	10’0” x 10’0”	1	1	1	1	1		1	1	3	1	1
17-120	10’0” x 10’0”	1	1	1	1	1		1	1	3	1	1
17-121	10’0” x 10’0”	1	1	1	1	1		1	1	3	1	1
17-122	10’0” x 10’0”	1	1	1	1	1		1	1	3	1	1
17-123	10’0” x 10’0”	1	1	1	1	1		1	1	3	1	1
17-124	10’0” x 10’0”	1	1	1	1	1		3	1		1	1
17-125	10’0” x 10’0”	1	1	1	1	1		1	1	3	1	1
17-126	10’0” x 10’0”	1	1	1	1	1		1	1	3	1	1
17-127	10’0” x 10’0”	1	1	1	1	1		1	1		1	1
17-128	10’0” x 10’0”	1	1	1	1	1		1	1	2	1	1
17-129	10’0” x 10’0”	1	1	1	1	1		1	1	2	1	1
17-130	10’0” x 10’0”	1	1	1	1	1		1	1		1	1
17-131	10’0” x 10’0”	1	1	1	1	1		1	1	3	1	1
17-132	10’0” x 15’0”	1	1	1	1	1	1	1	1	3	1	1
17-133	15’0” x 15’0”												EO Furniture
17-134	12’0” x 15’0”												EO Furniture

EO Furniture
Worksurface w/return
Side surface
2 Dr. Lat File
3 Dr. file
2 Dr. Lat File
Dbl Overhead
2 Shelf Bookcase
Oblong Table
Side Chairs

TOTALS

17th Floor Office Inventory	Offices-17

College Board

Reston Office

Conf. Room
	Table	Chairs(Life)	Chairs(Caper)	Projector	Screen	TV
Main	16’0” x 5’0” Glasstop	16		1	1
17-102	1 (72 x 36 PLam.)		10			1
17-103	1 (72 x 36 PLam.)		8			1

	TOTALS

17th Floor Office Inventory	Conference Rooms-17

College Board

Reston Office

Huddle Areas

Beacon North
Bench w/cushion
36 x 72 Table
3 Caper

Beacon South
Bench w/cushion
36 x 72 Table
1 Caper

Huddle SW
30 x 60 Table
5 Caper

Huddle SE
30 x 60 Table
5 Caper

TOTALS

17th Floor Office Inventory	Huddle Areas-17

College Board

Reston Office

Production Room	Printer NE
42 Pull cabinetry	Surface
Base cabinets (14)	2 Base cabinets
Wall cabinets (8)
Printer NW
Privacy Room	Surface
Chair	2 Base cabinets
Glasstop table
Printer SE
17-104 Pantry	Surface
2 Refrigerators	4 Base cabinets
1 Microwave
19 Wall cabinets	Printer SW
12 Base cabinets	Surface
4 Base cabinets
17-109 Pantry
2 Refrigerators
1 Microwave
9 Wall cabinets
8 Base cabinets
8 Overhead

Sitting Area North
2 round tables
4 chairs

Sitting Area South
1 round table
2 chairs

TOTALS

17th Floor Misc Spaces	Misc-17

College Board

Reston Office

Cube #
	Size	Worksurface	Storage Unit	PED File	Lat File	2 Drw. File	Aeron Chair	2nd WkSurface	Whiteboard	36” Rnd Table	Caper Chair

1000	8’0” x 8’0”	1	1	1	1		1		2	1
1001	8’0” x 8’0”	1		1	1		1
1002	8’0” x 8’0”	1		1	1		1	1	1
1003	6’0” x 6’0”	1	1	1		1	1	1	1
1004	6’0” x 6’0”	1	1	1		1	1	1	1
1005	6’0” x 6’0”	1	1	1		1	1	1	1
1006	6’0” x 8’0”	1	1	1	1	1	1	1	1
1007	8’0” x 8’0”	1	1	1	1		1		2	1
1008	8’0” x 8’0”	1		1	1		1
1009	4’0” x 8’0”	1		1
1010	4’0” x 6’0”	1		1
1011	6’0” x 8’0”	1	1	1		1	1	1	1
1012	6’0” x 8’0”	1	1	1		1	1	1	1
1013	6’0” x 8’0”	1	1	1		1	1	1	1
1014	6’0” x 8’0”	1	1	1		1	1	1	1
1015	6’0” x 8’0”	1	1	1		1	1	1	1
1016	6’0” x 8’0”	1	1	1		1	1	1	1
1017	4’0” x 6’0”	1		1					1	1	2
1018	4’0” x 6’0”	1		1
1019	4’0” x 6’0”	1		1
1020	4’0” x 6’0”	1		1					1
1021	4’0” x 6’0”	1		1
1022	4’0” x 6’0”	1		1
1023	6’0” x 6’0”	1	1	1		1	1	1	1
1024	6’0” x 6’0”	1	1	1		1	1	1	1
1025	6’0” x 8’0”	1	1	1	2	1	1		2	1
1026	6’0” x 8’0”	1				1	1		1
1027	6’0” x 6’0”	1	1	1		1	1	1	1
1028	6’0” x 8’0”	1	1	1	2	1	1		2	1
1029	6’0” x 8’0”	1				1	1		1
1030	6’0” x 8’0”	1	1	1		1	1	1	1
1031	6’0” x 8’0”	1	1	1		1	1	1	1

11th Floor Office Inventory	Cubicles-11

College Board

Reston Office

	Size	Worksurface	Storage Unit	PED File	Lat File	2 Drw. File	Aeron Chair	2nd WkSurface	Whiteboard	36” Rnd Table	Caper Chair
1032	6’0” x 8’0”	1	1	1		1	1	1	1
1033	6’0” x 8’0”	1	1	1		1	1	1	1
1034	6’0” x 8’0”	1	1	1	2	1	1		2	1
1035	6’0” x 8’0”	1				1	1		1
1036	6’0” x 8’0”	1	1	1		1	1	1	1
1037	6’0” x 8’0”	1	1	1		1	1	1	1
1038	6’0” x 8’0”	1	1	1	3	1	1		2	1
1039	6’0” x 8’0”	1				1	1		1
1040	6’0” x 8’0”	1	1	1		1	1	1	1
1041	6’0” x 8’0”	1	1	1		1	1	1	1
1042	6’0” x 8’0”	1	1	1		1	1	1	1
1043	6’0” x 8’0”	1	1	1		1	1	1	1
1044	6’0” x 8’0”	1	1	1		1	1	1	1
1045	6’0” x 8’0”	1	1	1		1	1	1	1
1046	6’0” x 8’0”	1	1	1		1	1	1	1
1047	6’0” x 8’0”	1	1	1		1	1	1	1
1048	6’0” x 8’0”	1	1	1	2	1	1		2	1
1049	6’0” x 8’0”	1				1	1		1
1050	8’0” x 8’0”	1	1	1	1		1	1	1
1051	6’0” x 8’0”	1	1	1		1	1	1	1
1052	6’0” x 8’0”	1	1	1		1	1	1	1
1053	6’0” x 8’0”	1	1	1		1	1	1	1
1054	4’0” x 6’0”	1	1
1055	4’0” x 8’0”	1		1
1056	6’0” x 8’0”	1	1	1	1	1	1	1	1
1057	8’0” x 8’0”	1	1	1	1		1		2	1
1058	8’0” x 8’0”	1		1	1		1		1
1059	6’0” x 8’0”	1	1	1		1	1	1	1
1060	6’0” x 8’0”	1	1	1		1	1	1	1
1061	6’0” x 8’0”	1	1	1		1	1	1	1
1062	6’0” x 8’0”	1	1	1		1	1	1	1
1063	6’0” x 8’0”	1	1	1		1	1		2	1
1064	6’0” x 8’0”	1		1		1	1		1
1065	6’0” x 8’0”	1	1	1		1	1	1	1

11th Floor Office Inventory	Cubicles-11

College Board

Reston Office

	Size	Worksurface	Storage Unit	PED File	Lat File	2 Drw. File	Aeron Chair	2nd WkSurface	Whiteboard	36” Rnd Table	Caper Chair
1066	6’0” x 8’0”	1	1	1		1	1	1	1
1067	6’0” x 8’0”	1	1	1		1	1		2	1
1068	6’0” x 8’0”	1		1		1	1		1
1069	6’0” x 6’0”	1		1		1	1		1
1070	6’0” x 8’0”	1	1	1		1	1	1	1
1071	6’0” x 8’0”	1	1	1		1	1	1	1
1072	8’0” x 8’0”	1	1	1	1	1	1	1	1
1073	6’0” x 8’0”	1			1	1	1		1
1074	8’0” x 8’0”	1	1	1	1		1		2	1
1075	8’0” x 8’0”	1		1	1		1		1
1076	6’0” x 8’0”	1	1	1		1	1	1	1
1077	6’0” x 8’0”	1	1	1		1	1	1	1
1078	6’0” x 8’0”	1	1	1		1	1		2	1
1079	6’0” x 8’0”	1		1		1	1	1	1
1080	6’0” x 8’0”	1	1	1		1	1	1	1
1081	6’0” x 8’0”	1	1	1		1	1	1	1
1082	6’0” x 8’0”	1	1	1		1	1	1	1
1083	6’0” x 8’0”	1	1	1		1	1	1	1
1084	8’0” x 8’0”	1	1	1	1		1		2	1
1085	8’0” x 8’0”	1		1	1		1		1
1086	8’0” x 8’0”	1	1	1	1	1	1	1	1
1087	8’0” x 8’0”	1	1	1	1	1	1	1	1
1088	6’0” x 8’0”	1	1	1		1	1	1	1
1089	6’0” x 8’0”	1	1	1		1	1	1	1
1090	6’0” x 6’0”	1		1		1	1		1
1091	8’0” x 8’0”	1	1	1	1		1		2	1
1092	8’0” x 8’0”	1		1	1		1		1
1093	8’0” x 8’0”	1		1	1	1	1	1	1
1094	6’0” x 8’0”	1		1	1		1		1
1095	6’0” x 8’0”	1	1	1		1	1	1	1
1096	6’0” x 8’0”	1	1	1		1	1	1	1
1097	6’0” x 6’0”	1		1		1	1		1
1098	6’0” x 8’0”	1	1	1		1	1		2	1
1099	6’0” x 8’0”	1		1		1	1		1

11th Floor Office Inventory	Cubicles-11

College Board

Reston Office

	Size	Worksurface	Storage Unit	PED File	Lat File	2 Drw. File	Aeron Chair	2nd WkSurface	Whiteboard	36” Rnd Table	Caper Chair
1100	6’0” x 8’0”	1	1	1		1	1	1	1
1101	6’0” x 8’0”	1	1	1		1	1	1	1
1102	6’0” x 8’0”	1	1	1		1	1		2	1
1103	6’0” x 8’0”	1		1		1	1		1
1104	6’0” x 8’0”	1	1	1		1	1	1	1
1105	6’0” x 8’0”	1	1	1		1	1	1	1
1106	6’0” x 8’0”	1	1	1		1	1		2	1
1107	6’0” x 8’0”	1		1		1	1		1
1108	6’0” x 4’0”	1		1					1
1109	6’0” x 4’0”	1		1					1
1110	6’0” x 4’0”	1		1					1
1111	6’0” x 4’0”	1		1					1
1112	6’0” x 8’0”	1	1	1		1	1	1	1
1113	6’0” x 8’0”	1	1	1		1	1	1	1
1114	6’0” x 8’0”	1	1	1		1	1	1	1
1115	6’0” x 8’0”	1	1	1		1	1	1	1

	TOTALS	116	79	109	33	87	102	64	123	18	2

11th Floor Office Inventory	Cubicles-11

College Board

Reston Office

Office
	Size	Worksurface	Return	Overhead	3 Dr. File	36” Lat File	2 Shelf Bookshelf	Aeron Chair	Round Table	Caper Chairs	34” x 60” Whiteboard	Tackboard
11-111	10’0” x 15’0”	1	1		1	1	1	1	1	3	1	1
11-112	10’0” x 15’0”	1	1		1	1	1	1	1	3	1	1
11-113	10’0” x 15’0”	1	1		1	1	1	1	1	3	1	1
11-114	10’0” x 15’0”	1	1		1	1	1	1	1	3	1	1
11-115	10’0” x 15’0”	1	1		1	1	1	1	1	3	1	1
11-116	10’0” x 15’0”	1	1		1	1	1	1	1	3	1	1
11-117	10’0” x 15’0”	1	1		1	1	1	1	1	3	1	1
11-118	10’0” x 15’0”	1	1		1	1	1	1	1	3	1	1
11-119	14’0” x 15’6”												EO Furniture
11-120	10’0” x 10’0”	1	1	1	1	1		1	1	3	1	1
11-121	10’0” x 10’0”	1	1	1	1	1		1	1	3	1	1
11-122	10’0” x 10’0”	1	1	1	1	1		1	1	3	1	1
11-123	10’0” x 10’0”	1	1	1	1	1		1	1	3	1	1
11-124	10’0” x 10’0”	1	1	1	1	1		1	1	3	1	1
11-125	10’0” x 10’0”	1	1	1	1	1		1	1	3	1	1
11-126	10’0” x 10’0”	1	1	1	1	1		1	1	3	1	1
11-127	10’0” x 10’0”	1	1	1	1	1		1	1	3	1	1
11-128	10’0” x 10’0”	1	1	1	1	1		1	1	3	1	1
11-129	10’0” x 15’0”												EO Furniture
11-130	14’0” x 16’0”												EO Furniture
11-131	14’0” x 16’0”												EO Furniture

EO Furniture
Worksurface w/return
Side surface
2 Dr. Lat File
3 Dr. file
2 Dr. Lat File
Dbl Overhead
2 Shelf Bookcase
Oblong Table
Side Chairs

11th Floor Office Inventory	Offices-11

College Board

Reston Office

Conf. Room
	Table	Chairs( Life)	Chairs(Caper)	Projector	Screen	TV
11-100	16’0” x 5’0” Glasstop	17		1	1
11-102	1 (72 x 36 Lamin.)		8
11-103	1 (72 x 36 Lamin.)		8
11-110	4’0” x 8’0” Glasstop	8
11-107 (VC Rm.)	V’ shape		8

11th Floor Office Inventory	Conference Rooms-11

College Board

Reston Office

Huddle Area

Beacon North
Bench w/cushion
36 x 72 Table
4 Caper

Beacon South
Bench w/cushion
36 x 72 Table
4 Caper

Huddle SW
30 x 60 Table
8 Caper

Huddle SE
36 x 72 Table
4 Caper

Huddle NE
2 - 30 x 60 Table
4 Caper each

Huddle 11-1074
36 Round Table
2 Caper

11th Floor Office Inventory	Huddle Areas-11

College Board

Reston Office

Production Room	Printer NW
42 Pull cabinetry	Surface
Base cabinets (14)	2 Base cabinets
Wall cabinets (8)
Printer SE
Privacy Room	Surface
Chair	4 Base cabinets
Glasstop table
Printer SW
17-104 Pantry	Surface
2 Refrigerators	4 Base cabinets
1 Microwave
19 Wall cabinets
12 Base cabinets
Extra Chairs
17-109 Pantry	Caper	7
2 Refrigerators	Adj. Caper	14
1 Microwave	Aeron	8
9 Wall cabinets
8 Base cabinets
8 Overhead

Sitting Area South
1 round table
2 chairs

17th Floor Misc Spaces	Misc-11

College Board

Reston Office

9th Floor -Training Room B - Furniture Inventory

Training Room B

Tables	9
Caper	15

Instructor
Table	1
Caper	1

9th Floor Office Inventory	Misc-9

EXHIBIT G

SUMMARY OF EXISTING SUBTENANT RIGHTS

Rights of existing subtenants on 16th floor to expand their subleased premises, or to extend the term of their sublease:

Perfect Sense Digital (“PSD”):

PSD has the option to extend the Term of its Sublease for the additional term of five (5) years from the current expiration date of July 31, 2015, subject to the Sublandlord Recapture Right to recapture the Sublease Premises, and provided there is no Event of Default under the PSD Sublease.

PSD has the right, at any time during the Term of the PSD Sublease, as long as no Event of Default under the PSD Sublease then exists, to request to sublease from Sublandlord any remaining space on the same floor of the Building as the Subleased Premises, that remains unused by Sublandlord or its affiliates, and that has not been subleased to any other subtenant, at the time of request by Subtenant.

Centuria Corporation (“Centuria”):

Centuria has the option to extend the Term of its Sublease (“Renewal Option”) for the additional term of five (5) years from the current expiration date of August 31, 2015, subject to the Sublandlord Recapture Right to recapture the Sublease Premises, and provided there is no Event of Default under the Centuria Sublease

G-1

FIRST AMENDMENT TO SUBLEASE

[Appian Corporation Sublease – College Board]

THIS FIRST AMENDMENT TO SUBLEASE (“First Amendment”) is made and entered into and shall be effective as of April 3, 2014 (“Effective Date”), by and between (i) COLLEGE ENTRANCE EXAMINATION BOARD, a New York education corporation, having an address of 45 Columbus Avenue, New York, New York 10023 (“Sublandlord”), and (ii) APPIAN CORPORATION, a Delaware corporation, having an address as of the Effective Date of 1875 Explorer Street, 4th Floor, Reston, Virginia 20190 (“Subtenant”).

WITNESSETH:

RECITALS:

R-1. Pursuant to that certain Sublease dated as of December 9, 2013 (“Original Sublease”), by and between Sublandlord and Subtenant, Sublandlord subleased to Subtenant, and Subtenant subleased from Sublandlord certain premises consisting of the 11th floor, 17th floor, and part of the 9th floor (hereinafter the “Subleased Premises”) in the commercial office building (“Building”) known as Four South of Market, located at 11955 Democracy Drive, Reston, VA 20190.

R-2. Sublandlord and Subtenant, desire to amend certain of the provisions of the Sublease, as more particularly set forth in this First Amendment. [The Original Sublease, as amended by this First Amendment, is hereinafter referred to as the “Sublease.”]

NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions hereinafter set forth, Sublandlord and Subtenant do hereby amend the Sublease as hereinafter set forth.

1. Recitals: Incorporation of Terms of Sublease and Prime Lease. The foregoing Recitals and any attached Exhibits are hereby incorporated by reference into this First Amendment as if fully set forth herein. The terms and provisions of the Original Sublease and the Prime Lease are incorporated into this First Amendment by this reference, and shall govern and control except as specifically modified by this First Amendment.

2. Consent to Sublease by Landlord. Pursuant to a Consent to Sublease dated as of December 11, 2013 among Landlord, Subtenant, and Sublandlord (“Consent to Sublease”), Landlord granted its consent to the Original Sublease.

3. Possession Dates and Rent Commencement Date. Pursuant to the Sublease, the Term of the Sublease will commence on the Commencement Date, which is specified in the Sublease to be May 1, 2014, and will expire on the Termination Date, which is specified in the Sublease to be July 31, 2021. Pursuant to the Sublease, the first Lease Year under the Sublease commences on May 1, 2014, and expires on April 30, 2015. Sublandlord and Subtenant agree that (i) the Rent Commencement Date under the Sublease shall be May 1, 2014 for the entire

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Subleased Premises, (ii) the Rent Abatement Period shall commence on May 1, 2014, the Rent Commencement Date. Sublandlord and Subtenant hereby agree that, notwithstanding any terms or provisions of the Sublease to the contrary, and without altering or affecting the Commencement Date, the Termination Date, the Rent Commencement Date, or the date on which the Rent Abatement Period commences and expires, Sublandlord shall deliver to Subtenant possession of each respective portion of the Subleased Premises identified below by the respective date specified below, and Subtenant shall be permitted to occupy and commence use of each such portion of the Subleased Premises on the date possession of such portion of the Subleased Premises is delivered by Sublandlord to Subtenant. Any occupancy by Subtenant of any portion of the Subleased Premises prior to the Commencement Date shall be subject to all terms and provisions of the Sublease, as if the Commencement Date under the Sublease had occurred for the portion of the Subleased Premises that is occupied by Subtenant prior to the Commencement Date.

Floor	Possession Date	Rent Commencement Date

9th Floor	June 1, 2014	May 1, 2014
11th Floor	April 1, 2014	May 1, 2014
17th Floor	March 1, 2014	May 1, 2014

4. Security Deposit. Sublandlord confirms that Sublandlord has received, and Sublandlord is currently holding, as the Security Deposit under the Lease, Irrevocable Standby Letter of Credit No. SVBSF008710 dated December 17, 2013, issued by Silicon Valley Bank to Sublandlord, and having an initial Expiry Date of December 17, 2014. The Security Deposit shall be subject to the terms and provisions of the Sublease, including the requirement that the Expiry Date of such letter of credit be extended from time to time as required by the terms of the Sublease.

5. Severability; Governing Law. If any term, covenant, condition or provision of this First Amendment shall be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, covenants, conditions and provisions of this First Amendment shall remain in full force and effect and shall not be affected, impaired, or invalidated. This First Amendment and the rights and obligations of the parties hereunder shall be governed by the laws of the Commonwealth of Virginia.

6. Counterparts. This First Amendment may be executed in counterparts or with counterpart signature pages, which together shall be deemed one and the same instrument, and shall be effective upon the exchange of facsimile or other copies of such counterparts as executed by each party, pending delivery of original counterparts.

7. Entire Agreement. The Sublease, including this First Amendment, and the Consent to Sublease, constitute the entire agreement between the parties concerning the matters set forth herein. Neither Subtenant nor Sublandlord shall be bound by any terms, statements, conditions, or representations, oral or written, express or implied, not contained in the Sublease. No modification of the Sublease shall be binding or valid unless expressed in a writing executed by Sublandlord and Subtenant. Neither Sublandlord nor Sublandlord’s agents have made any representations or promises with respect to the Additional Subleased Premises or the Building except as expressly set forth in the Sublease and all reliance by Subtenant with respect to any representations or promises is based solely on those contained in the Sublease.

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8. Ratification of Sublease. Sublandlord and Subtenant hereby ratify and confirm the Original Sublease, as amended by this First Amendment, and the Consent to Sublease, and confirm that the Sublease and the Consent to Sublease remain in full force and effect in accordance with their terms. In the event of any inconsistency between this First Amendment and Original Sublease, the terms of this First Amendment shall govern and control. In the event of any inconsistency between the Consent to Sublease and the Sublease, the Consent to Sublease shall govern and control.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the Effective Date, as an instrument under seal, as their free act and deed for the uses and purposes set forth herein.

SUBLANDLORD:

COLLEGE ENTRANCE EXAMINATION BOARD, a New York education corporation

By:		(Seal)

Name:	David Coleman

Title:	President and CEO

Date:	March 11, 2014

SUBTENANT:

APPIAN CORPORATION a Delaware corporation

By:		(Seal)

Name:	Mark Lynch

Title:	CFO

Date:	4-3-14

List of Exhibits to First Amendment:

Exhibit A-1 – Additional Subleased Premises

4

EXHIBIT A-1

Additional Subleased Premises

5

SECOND AMENDMENT TO SUBLEASE

[Appian Corporation Sublease – College Board]

THIS SECOND AMENDMENT TO SUBLEASE (this “Second Amendment”) is made and entered into and shall be effective as of February 11, 2015 (the “Effective Date”), by and between (i) COLLEGE ENTRANCE EXAMINATION BOARD, a New York education corporation, having an address of 45 Columbus Avenue, New York, New York 10023 (“Sublandlord”), and (ii) APPIAN CORPORATION, a Delaware corporation, having an address of 11955 Democracy Boulevard Drive, 11th Floor, Reston, Virginia 20190 (“Subtenant”).

WITNESSETH:

RECITALS:

R-1. Pursuant to that certain Sublease dated as of December 9, 2013, as amended by that certain First Amendment to Sublease effective as of April 3, 2014 (collectively, the “Original Sublease”) by and between Sublandlord and Subtenant, Sublandlord subleased to Subtenant, and Subtenant subleased from Sublandlord, certain premises containing approximately 55,464 rentable square feet and consisting of the 11th floor, 17th floor, and part of the 9th floor (hereinafter the “Original Subleased Premises”) in the commercial office building (the “Building”) known as Four South of Market, located at 11955 Democracy Drive, Reston, Virginia 20190. The Original Sublease, as amended by this Second Amendment, shall be referred to herein as the “Sublease.”

R-2. Sublandlord and Subtenant desire to (i) expand the Original Subleased Premises by the area located on the 16th floor of the Building that is more particularly shown (and outlined in red) on the plan attached as Exhibit A (the “Additional Subleased Premises”), agreed to contain eighteen thousand six hundred seventy two (18,672) rentable square feet of space, resulting in a total of 74,136 rentable square feet of space subleased by Sublandlord to Subtenant within the Building, and (ii) modify certain other terms of the Original Sublease.

NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Recitals; Incorporation of Terms of Sublease and Prime Lease. The foregoing Recitals and the attached Exhibits are hereby incorporated by reference into this Second Amendment as if fully stated herein. The terms and provisions of the Original Sublease and the Prime Lease are incorporated into this Second Amendment by this reference, and shall govern and control with respect to the Additional Subleased Premises, except as otherwise expressly set forth in this Second Amendment and in the Original Sublease. The economic terms and provisions set forth in this Second Amendment that apply to the Additional Subleased Premises shall be applicable solely to the Additional Subleased Premises (and shall not apply to the Original Subleased Premises), and the comparable economic terms and provisions set forth in the Original Sublease that apply to the Original Subleased Premises shall be applicable solely to the Original Subleased Premises (and shall not apply to the Additional Subleased Premises). The foregoing Recitals are hereby incorporated herein to the same extent as if set forth herein in full.

2. Defined Terms. All capitalized terms used herein shall have the same meanings given to them in the Original Sublease, unless specific definitions for such terms are set forth herein.

3. Sublease of Additional Subleased Premises. Sublandlord hereby subleases the Additional Subleased Premises to Subtenant, and Subtenant hereby subleases the Additional Subleased Premises from Sublandlord. The Original Subleased Premises is hereby expanded to include the Additional Subleased Premises, and the Additional Subleased Premises shall be considered part of and shall be included within the Subleased Premises for all purposes under the Original Sublease, as amended by this Second Amendment, except as may be otherwise specified in this Second Amendment.

4. Term; Commencement Date.

A. The date that Sublandlord delivers possession of the Additional Subleased Premises to Subtenant shall be the “Delivery Date.” It is presently anticipated, but not guaranteed, that Sublandlord will deliver possession of the Additional Subleased Premises to Subtenant on or before July 18, 2015 (the “Estimated Delivery Date”). Sublandlord agrees to use commercially reasonable efforts to obtain timely possession of the Additional Subleased Premises from the current occupant. If delivery of possession is delayed or does not otherwise occur by the Estimated Delivery Date, this Second Amendment shall not be void or voidable (except as set forth below), nor shall Sublandlord be liable to Subtenant for any loss or damage resulting therefrom. Notwithstanding anything to the contrary set forth in this Second Amendment, in the event Sublandlord is unable to deliver the Additional Subleased Premises to Subtenant by January 1, 2016, Subtenant shall have the right to terminate this Second Amendment by providing Sublandlord with written notice within ten (10) business days of such date.

B. Commencing on the Delivery Date and continuing thereafter until the Additional Subleased Premises Commencement Date (as defined below), Subtenant may access the Additional Subleased Premises solely for the purpose of preparing the Additional Subleased Premises for Subtenant’s occupancy (including the installation of telecommunications wiring, cabling and furniture), without the payment of Base Rent or Additional Rent, provided that all other provisions of the Sublease shall be in full force and effect.

C. Subject to the provisions of Section 4.A above, the Term of the Sublease for the Additional Subleased Premises (“Additional Subleased Premises Term”) shall commence on the earlier of (i) forty-five (45) days following the Delivery Date, or (ii) the date that Subtenant commences business operations from the Additional Subleased Premises (the “Additional Subleased Premises Commencement Date”). The Additional Subleased Premises Term shall expire simultaneously with the expiration of the Term for the Original Subleased Premises under the Original Sublease.

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D. Following the Additional Subleased Premises Commencement Date, Sublandlord may prepare and deliver to Subtenant a commencement letter in the form of Exhibit B attached hereto (the “Commencement Letter”), confirming the Additional Subleased Premises Commencement Date, the Base Rent payable for the Additional Subleased Premises Term and certain other sublease terms with respect to the Additional Subleased Premises. Subtenant shall acknowledge and confirm the Additional Subleased Premises Commencement Date and other sublease terms by executing a copy of the Commencement Letter and returning it to Sublandlord within ten (10) business days after Subtenant’s receipt of the Commencement Letter. If Subtenant fails to sign and return the Commencement Letter to Sublandlord within such ten (10) business day period, the Commencement Letter as sent by Sublandlord shall be deemed to have correctly set forth the Additional Subleased Premises Commencement Date and the other matters addressed in the Commencement Letter. Sublandlord’s failure to send the Commencement Letter shall have no effect on the Additional Subleased Premises Commencement Date.

5. Subleased Premises Subleased As Is. Subtenant shall continue to lease the Original Subleased Premises and shall accept the Additional Subleased Premises in their “AS IS” condition as of the Additional Subleased Premises Commencement Date. Any leasehold improvements or other alterations made by Subtenant to the Additional Subleased Premises shall be made at Subtenant’s expense, and shall be made in accordance with the provisions of the Sublease (including Section 10 of the Sublease).

6. Base Rent for Additional Subleased Premises; Rent Abatement.

A. Subtenant shall continue to pay Rent as provided in the Original Sublease for the Original Subleased Premises.

B. Subject to terms of this Section 6, beginning on the Additional Subleased Premises Commencement Date, Subtenant shall pay as Base Rent for the Additional Subleased Premises, on a full service basis, the amount specified in the following chart (the “Rent Chart”), during each Time Period specified in the Rent Chart:

Time Period	Number of Months		Rental Rate Per Rentable Square Foot	Monthly Base Rent		Annual Base Rent
Additional Subleased Premises Commencement Date to 4/30/16	8	*	$49.32/rsf	$76,741.92	**	$920,903.04	**
5/1/16 to 4/30/17	12		$50.68/rsf	$78,858.08		$946,296.96
5/1/17 to 4/30/18	12		$52.07/rsf	$81,020.92		$972,251.04
5/1/18 to 4/30/19	12		$53.50/rsf	$83,246.00		$998,952.00
5/1/19 to 4/30/20	12		$54.97/rsf	$85,533.32		$1,026,399.80
5/1/20 to 4/30/21	12		$56.48/rsf	$87,882.88		$1,054,594.50
5/1/21 to 7/31/21	3		$58.04/rsf	$90,310.23		$1,083,722.80

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*	This number of months is subject to adjustment in the event the Additional Subleased Premises Commencement Date is a date other than September 1, 2015.
**	Subject to the Additional Subleased Premises Base Rent Abatement. See Sample Rent Abatement Chart set forth in Section 6.D below.

If the Additional Subleased Premises Commencement Date is a day other than the first day of a month, the monthly installment of Base Rent for that month shall be prorated.

C. In consideration of Subtenant’s full, prompt, and faithful observation and performance of Subtenant’s obligations under the Sublease and in reliance thereon, Sublandlord agrees to waive Subtenant’s obligation to pay Base Rent for the Additional Subleased Premises (collectively, the “Additional Subleased Premises Base Rent Abatement”), as follows: (i) one hundred percent (100%) of Base Rent for the Additional Subleased Premises shall be abated for the first three (3) months of the Additional Subleased Premises Term (“100% Base Rent Abatement Months”); and (ii) fifty percent (50%) of Base Rent for the Additional Subleased Premises shall be abated for the next eight (8) months of the Additional Subleased Premises Term (“50% Base Rent Abatement Months”), for a total of seven (7) full months of Additional Subleased Premises Base Rent Abatement, which rent abatement is allocated 42.9% (3/7) to 100% Base Rent Abatement Months, and (ii) 57.1% (4/7) to 50% Base Rent Abatement Months; provided, however, that in the event the Additional Sublease Premises Commencement Date is a date other than the first day of a month, Subtenant shall receive additional partial months of rent abatement sufficient for Subtenant to receive the full benefit of the Additional Subleased Premises Base Rent Abatement specified herein. Following the expiration of Subtenant’s rights to receive the Additional Subleased Premises Base Rent Abatement pursuant to this Section 6.C, Subtenant shall pay Base Rent for the entire Additional Subleased Premises in conformity with the terms of this Second Amendment, without abatement. Notwithstanding the foregoing provisions of this Section 6.C, if Subtenant is in monetary or material non-monetary default under the Sublease at any time during the period that Subtenant is entitled to receive the Additional Subleased Premises Base Rent Abatement pursuant to this Section 6.C and such monetary or material non-monetary default continues beyond any applicable notice and cure period specified herein, the Additional Subleased Premises Base Rent Abatement shall be revoked, in which case all Base Rent otherwise due and payable by Subtenant under this Second Amendment shall be immediately due and payable to Sublandlord on demand, and there shall be no Additional Subleased Premises Base Rent Abatement until such default is cured. Once abated, no abated Base Rent shall subsequently come due.

D. To illustrate the Additional Subleased Premises Rent Abatement set forth above, if Sublandlord delivers the Additional Subleased Premises to Subtenant on the Estimated Delivery Date of July 18, 2015, and Subtenant commences operations from the Additional Subleased Premises 45 days after such date, then (i) the Additional Subleased Premises Commencement Date will be September 1, 2015; (ii) the 100% Base Rent

4

Abatement Months will be September 2015 through November 2015; (iii) the 50% Rent Abatement Months shall be December 2015 through July 2016; and (iv) Base Rent shall be payable as follows from the Additional Subleased Premises Commencement Date through April 30, 2017, with an increase in Base Rent as of May 1, 2016 (the “Sample Rent Abatement Chart”):

Time Period	Number of Months	Rental Rate Per Rentable Square Foot	Rental Rate Per Square Foot After Concession	Monthly Base Rent	Rent Per Period
9/1/15 to 11/30/15	3	$49.32/rsf	$0.00	$0.00	$0.00
12/1/15 to 4/30/16	5	$49.32/rsf	$24.66/rsf	$38,370.96	$191,854.80
5/1/16 to 7/31/16	3	$50.68/rsf	$25.34/rsf	$39,429.04	$118,287.12
8/1/16 to 4/30/17	9	$50.68/rsf	N/A	$78,858.08	$709,722.72

Under the sample scenario set forth above, Base Rent payable from May 1, 2017 through the end of the Additional Subleased Premises Term shall be as set forth in the Rent Chart set forth in Section 6.B. If the actual Delivery Date is a date other than the Estimated Delivery Date, or if Subtenant commences business operations from the Additional Subleased Premises less than 45 days after the Delivery Date, the above-referenced dates reflecting the Additional Subleased Premises Rent Abatement shall be adjusted accordingly.

E. Base Rent for the Additional Subleased Premises shall be payable in equal monthly installments in advance, on or before the first day of each calendar month, without abatement (except for the Additional Subleased Premises Base Rent Abatement provided above), demand, deduction or offset whatsoever.

7.	Additional Rent; Subtenant’s Pro Rata Share; Base Year for Additional Subleased Premises.

A. Subtenant shall continue to pay Subtenant’s Pro Rata Share of Operating Expenses and Real Estate Taxes as provided in the Original Sublease for the Original Subleased Premises, and Section 7.2 of the Original Sublease, as applicable to the Original Subleased Premises, is not modified by this Second Amendment.

B. Effective from and after the Additional Subleased Premises Commencement Date, Section 7 of the Sublease shall apply to the Additional Subleased Premises, but the following changes to Section 7.2 of the Original Sublease shall be applicable to the Additional Subleased Premises pursuant to this Second Amendment:

(i)	For the Additional Subleased Premises, references to the Subleased Premises in Section 7.2 of the Sublease shall mean and refer to the Additional Subleased Premises.

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(ii)	Subtenant’s Pro Rata Share of Operating Expenses and Real Estate Taxes for the Additional Subleased Premises shall be 7.9% (18,672 rsf/235,436 rsf in the Building).

(iii)	The Base Year for the Additional Subleased Premises shall be calendar year 2016 (the “Additional Subleased Premises Base Year”).

(iv)	Subtenant shall commence payment of Additional Rent with respect to the Additional Subleased Premises as of January 1, 2017.

8. Furniture. During the Additional Subleased Premises Term, Subtenant shall be permitted to use without charge the existing furniture (cased goods, workstations, break room furniture, and fixtures) that is located within the Additional Subleased Premises (collectively, the “Additional Subleased Premises Furniture”), a listing of which is attached hereto as Exhibit C. Sublandlord shall remove from the Additional Subleased Premises all video equipment, monitors, projectors, etc. (collectively “Sublandlord Video Equipment”), personal property, and debris, other than the Additional Subleased Premises Furniture. The Sublandlord Video Equipment and other personal property of Sublandlord shall not constitute Additional Subleased Premises Furniture, and Subtenant shall have no right to use such Sublandlord Video Equipment and other personal property of Sublandlord. Sublandlord represents and warrants that Sublandlord is the owner of the Additional Subleased Premises Furniture and that Sublandlord has full right, power and authority to sell such Additional Subleased Premises Furniture. On the Additional Subleased Premises Commencement Date, Subtenant shall be permitted to acquire the Additional Subleased Premises Furniture from Sublandlord for a purchase price of One Dollar ($1.00); provided, however, that Subtenant grants to Sublandlord a security interest in the Additional Subleased Premises Furniture to secure Subtenant’s payment of Rent and performance of Subtenant’s obligations under the Sublease, and in the event Subtenant shall default under the Sublease beyond any applicable notice and cure period, and the Sublease or Subtenant’s right to possession of the Subleased Premises and/or the Additional Subleased Premises shall be terminated prior to expiration of the Additional Subleased Premises Term, then at the time of such default and termination of the Sublease or termination of Subtenant’s right of possession under the Sublease, Sublandlord shall be permitted to reacquire the Additional Subleased Premises Furniture from Subtenant in its then as-is condition for a repurchase price of One Dollar ($1.00). Subtenant agrees to keep the Additional Subleased Premises Furniture in good condition and repair during the Additional Subleased Premises Term, subject to normal wear and tear and damage by casualty. Subtenant agrees that during the Additional Subleased Premises Term, Subtenant will not dispose of, convey, pledge, assign, or grant a security interest in any of the Additional Subleased Premises Furniture, unless Subtenant shall replace such furniture with substitute furniture of equivalent quality.

9. Insurance. Within thirty (30) days following the Effective Date of this Second Amendment, Subtenant shall provide to Sublandlord a certificate of insurance showing that Subtenant has in effect insurance for the entire Subleased Premises (including the Additional Subleased Premises and the Original Subleased Premises) that complies with the provisions of Section 18 of the Sublease and the applicable provisions of the Prime Lease.

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10. Additional Sublease Space on 16th Floor. Subtenant shall have the conditional right to sublease the remaining space on the 16th floor of the Building (“Remaining Sublease Space”), agreed to contain eight thousand eight hundred two (8,802) rentable square feet of space, as shown on Exhibit A attached hereto, at such time as Sublandlord, in its discretion, determines that any or all of the Remaining Sublease Space will be available for sublease, subject to the following terms and conditions:

A. Sublandlord shall provide Subtenant with at least four (4) months’ prior written notice of the date on which the Remaining Sublease Space, or a designated portion thereof (the “Available Remaining Sublease Space”) will be made available for sublease (the “Available Remaining Sublease Space Notice”). The Available Remaining Sublease Space Notice shall specify the following terms for the Available Remaining Sublease Space:

(i) Specify the portion of the Available Remaining Sublease Space that will be made available to Subtenant, and if the Available Remaining Sublease Space is less than the entire Remaining Sublease Space, specify the location, configuration, and square footage of the Available Remaining Sublease Space, which square footage shall be determined in accordance with the provisions of the Prime Lease;

(ii) Specify the date on which the Available Remaining Sublease Space will be delivered to Subtenant (the “Available Remaining Sublease Space Term Commencement Date”);

(iii) Specify the rent commencement date with respect to the Available Remaining Sublease Space (the “Available Remaining Sublease Space Rent Commencement Date”), which Available Remaining Sublease Space Rent Commencement Date shall be the earlier of (a) the date Subtenant occupies and commences business operations in the Available Remaining Sublease Space, or (b) three (3) months after the Available Remaining Sublease Space Term Commencement Date, in order to permit Subtenant a period of time after the Available Remaining Sublease Space Term Commencement Date to prepare the Available Remaining Sublease Space for occupancy by Subtenant prior to the Available Remaining Sublease Space Rent Commencement Date;

(iv) Specify the amount of annual and monthly base rent payable for the Available Remaining Sublease Space during the Available Remaining Sublease Space Term (as defined below), for each Time Period specified in the Rent Chart in Section 6.B above, which base rent for the Available Remaining Sublease Space shall be calculated by multiplying (i) the Rental Rate Per Rentable Square Foot specified in the Rent Chart for the applicable Time Period, by (ii) the number of rentable square feet in the Available Remaining Sublease Space;

[By way of example, in the event (i) the Available Remaining Sublease Space is the entire Remaining Sublease Space (8,802 rsf), and (ii) the Additional Sublease Premises Rent Commencement Date is September 1, 2016, then (iii) the annual base rent for the Available Remaining Sublease Space for the Time Period from 9/1/16 to 4/30/17 shall be based on $445,205.16 per year (8,802 rsf X $50.58 per rsf), payable in monthly

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installments of $37,100.43 each, for the time period from 9/1/16 through 4/30/17, (iv) the annual base rent for the Available Remaining Sublease Space for the Time Period from 5/1/17 to 4/30/17 shall be equal to $458,320.14 per year (8,802 rsf X $52.07 per rsf), payable in monthly installments of $38,193.35 each, and (v) the annual base rent for the Available Remaining Sublease Space for each subsequent Time Period shall equal to 8,802 rsf multiplied by the Rental Rate Per Square Foot identified in the Rent Chart for such time period.]

(v) Specify Subtenant’s Pro Rata Share of Operating Expenses and Real Estate Taxes with respect to the Available Remaining Sublease Space, which Pro Rata Share for the Available Remaining Sublease Space (a) shall be three and seventy-four hundredths percent (3.74%) (8,802/235,436) in the event the Available Remaining Sublease Space is the entire Remaining Sublease Space, or (b) in the event the Available Remaining Sublease Space is less than the entire Remaining Sublease Space, a Pro Rata Share calculated by dividing (y) the number of rentable square feet in the Available Remaining Sublease Space, by (z) 235,436 (the total number of rentable square feet in the entire Building);

(vi) Specify the estimated annual amount of Additional Rent payable for the Available Remaining Sublease Space for the calendar year in which the Additional Sublease Premises Rent Commencement Date occurs, which Additional Rent for the Available Remaining Sublease Space shall be calculated in conformity with the provisions of Section 10.D. below; and

(vii) Specify the amount of the Available Remaining Sublease Space Base Rent Abatement (as defined below), which shall be calculated in accordance with the terms of Section 10.C below.

B. The term of Subtenant’s sublease of the Available Remaining Sublease Space (the “Available Remaining Sublease Space Term”) shall commence on the Available Remaining Sublease Space Term Commencement Date, and shall expire the Termination Date of the Original Sublease (i.e. July 31, 2021).

C. Provided that Subtenant is not in monetary or material non-monetary default under the Sublease beyond the expiration of any applicable notice and cure period, Subtenant shall receive an abatement of base rent for the Available Remaining Sublease Space Term (the “Available Remaining Sublease Space Rent Abatement”) that is proportionate to the seven (7) full months of Additional Subleased Premises Base Rent Abatement that Subtenant will receive for the Additional Subleased Premises pursuant to Section 6.C above, determined by (a) multiplying seven (7) full months of base rent abatement [i.e. the full Base Rent abatement for the Available Remaining Sublease Space] by a fraction, (i) the numerator of which is the number of months in the Available Remaining Subleased Premises Term, and (ii) the denominator of which is the number of months in the Additional Subleased Premises Term, and (b) allocating that total number of months of Available Remaining Sublease Space Rent Abatement, according to the ratio specified in Section 6.C above, (i) 42.9% as months of full base rent abatement, and (ii) 57.1% as months of fifty percent (50%) base rent abatement.

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[By way of example, (i) if the Additional Subleased Premises Rent Commencement Date is September 1, 2015, then there will be seventy one (71) months in the Additional Subleased Premises Term, and (ii) if the Available Remaining Sublease Space Term Commencement Date is August 1, 2016, then there will be sixty (60) months in the Available Remaining Sublease Space Term. Accordingly, Subtenant would receive (a) 5.92 months [7 X 60/71] of Additional Sublease Premises Base Rent Abatement, which would be structured (b) as follows: (i) 42.9% as 100% Base Rent Abatement Months, and (ii) 59.1% as 50% Base Rent Abatement Months.]

D. Effective from and after the Available Remaining Sublease Space Rent Commencement Date, Subtenant shall be obligated to pay Additional Rent with respect to the Available Remaining Sublease Space in accordance with the provisions of Section 7 of the Sublease. In the event the Subtenant takes possession of the Available Remaining Sublease Space on or before June 30th of the calendar year, the Base Year for the Available Remaining Sublease Space shall be the calendar year in which Subtenant takes possession of the Available Remaining Sublease Space, and in the event the Subtenant takes possession of the Available Remaining Sublease Space on or after July 1st of the calendar year, the Base Year for the Available Remaining Sublease Space shall be the calendar year following the year in which Subtenant takes possession of the Available Remaining Sublease Space (the “Available Remaining Sublease Space Base Year”). Subtenant shall commence payment of Additional Rent with respect to the Available Remaining Sublease Space on January 1 of the calendar year immediately following the Available Remaining Sublease Space Base Year. The following changes to Section 7.2 of the Original Sublease shall be applicable to the Available Remaining Sublease Space pursuant to this Second Amendment:

(i) For the Available Remaining Sublease Space, references to the Subleased Premises in Section 7.2 of the Sublease shall mean and refer to the Available Remaining Sublease Space.

(ii) Subtenant’s Pro Rata Share of Operating Expenses and Real Estate Taxes for the Available Remaining Sublease Space shall be as specified in the Available Remaining Sublease Space Notice.

(iii) The Base Year for the Available Remaining Sublease Space shall be Available Remaining Sublease Space Base Year.

(iv) Subtenant shall commence payment of Additional Rent with respect to the Available Remaining Sublease Space on January 1 of the calendar year immediately following the Available Remaining Sublease Space Base Year.

E. Subtenant shall exercise its right to sublease the Available Remaining Sublease Space from Sublandlord upon the terms and conditions set forth in the Available Remaining Sublease Space Notice by giving Sublandlord written notice within thirty (30) days after the date of the Available Remaining Sublease Space Notice (an “Available Remaining Sublease Space Acceptance Notice”). Subtenant shall not have a right to sublease less than all of the Available Remaining Sublease Space offered by Sublandlord.

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F. In the event Subtenant does not, within the thirty (30) day period provided in Section 10.E above, elect to sublease the Available Remaining Sublease Space by delivering an Available Remaining Sublease Space Acceptance Notice, or fails to timely respond to an Available Remaining Sublease Space Notice prior to the expiration of such thirty (30) day period, then Subtenant shall be deemed to have waived its right to sublease the Available Remaining Sublease Space, and Subtenant shall have the right to offer the Available Remaining Sublease Space to other parties.

G. Sublandlord shall not be required to offer the Available Remaining Sublease Space to Subtenant if there are less than twelve (12) months remaining in the Term of the Sublease.

H. If Subtenant is in monetary or material non-monetary default under the Sublease on the date the Available Remaining Sublease Space Notice is given or any time thereafter on or before the Available Remaining Sublease Space Term Commencement Date, and such default is not cured as provided in the Sublease prior to the Available Remaining Sublease Space Term Commencement Date, then, at Sublandlord’s option, the Available Remaining Sublease Space Notice and the Available Remaining Sublease Space Acceptance Notice shall be null and void and Subtenant’s right to sublease the Available Remaining Sublease Space shall lapse and be of no further force or effect.

I. Subtenant’s right under this Section 10 is personal to Appian Corporation or its Affiliate, and may be exercised only by Appian Corporation or its Affiliate, and shall not be exercisable by any sub-subtenant or assignee of Appian Corporation. “Affiliate” shall mean any corporation, limited liability company, association, trust, or partnership (1) that Controls (as herein defined) Subtenant, (2) that is under the Control of Subtenant, through stock ownership or otherwise, (3) that is under common Control with Subtenant, or (4) which results from the merger or consolidation with Subtenant, or acquires all of the assets of Subtenant. The terms “Control” or “Controls” as used in herein shall mean the power to directly control all management decisions of Subtenant or such other entity.

J. Subtenant shall only be entitled to exercise its right under this Section 10 to sublease the Available Remaining Sublease Space if, at the time Subtenant exercises its right, Subtenant is subleasing at least 74,136 rentable square feet in the Building; and if Subtenant has not subleased (except to an Affiliate) more than forty percent (40%) of the Subleased Premises (including the Additional Subleased Premises).

K. In the event Subtenant elects to sublease the Available Remaining Sublease Space, Sublandlord and Subtenant shall promptly execute an amendment to the Sublease prepared by Sublandlord indicating the following with respect to the Available Remaining Sublease Space: the location and configuration of the space, the number of rentable square feet in the Available Remaining Sublease Space, the initial Base Rent, confirming the Base Year, the Available Remaining Sublease Space Term, the Available Remaining Sublease Lease Space Commencement Date, the Available Remaining Sublease

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Space Rent Commencement Date, and the Available Remaining Sublease Space Base Rent Abatement. Such amendment to sublease shall be subject to Landlord consent. From and after the full execution and delivery of the amendment to the Sublease, all the terms, conditions, covenants and agreements set forth in the Sublease shall apply and be binding upon Sublandlord and Subtenant with respect to the Remaining Sublease Space, except as set forth in this Section 10 and as the parties may otherwise agree.

11. Brokers. Subtenant covenants, warrants and represents that no real estate broker or agent other than Dale Powell and Alex Hancock of Cassidy Turley Commercial Real Estate Services, Inc. (collectively, “Subtenant Broker”) has represented Subtenant or been authorized to represent Subtenant in this transaction. Sublandlord covenants, warrants, and represents that no broker or agent other than Kirk Diamond, Tim Farley, Todd Brinkman and Michael Altman of Cassidy Turley Commercial Real Estate Services, Inc. (collectively, “Sublandlord Broker”) has represented Sublandlord or been authorized to represent Sublandlord in this transaction. Each party agrees to indemnify, pay, defend and hold harmless the other party against any and all claims, costs, expenses or liabilities resulting from the breach of such indemnitor’s representation herein respecting such brokers or agents, and all costs and liabilities incurred in connection with such breach, including reasonable attorneys’ fees and disbursements. Sublandlord shall pay any commission that is payable to either of Subtenant Broker or Sublandlord Broker, pursuant to the provisions of a separate agreement between Sublandlord and such brokers.

12. Consent of Landlord. Pursuant to a Consent to Sublease dated as of December 11, 2013 among Landlord, Subtenant and Sublandlord (“Consent to Original Sublease”), Landlord granted its consent to the Original Sublease. The sublease of the Additional Subleased Premises to Subtenant pursuant to this Second Amendment is subject to the consent of Landlord and this Second Amendment. Sublandlord shall request and use commercially reasonable and diligent efforts to procure the consent of Landlord to this Second Amendment, which consent by Landlord may be given in the form of an amendment to the previously executed Consent to Original Sublease. Sublandlord agrees to submit a copy of this Second Amendment and request Landlord’s consent thereto promptly after the full execution and delivery hereof. In the event that this Sublease is not approved by Landlord within sixty (60) days after the date of this Second Amendment, Subtenant may cancel this Second Amendment by written notice to Sublandlord, provided that said written notice is given prior to the date that Landlord approves this Second Amendment. In connection with seeking Landlord’s approval of this Second Amendment (i) either or both parties agree to make such reasonable modifications to this Second Amendment as may be requested by Landlord as conditions to approval, so long as none of such modifications adversely affect in a material way the economic terms of this Second Amendment, increase in a material way the liability of either party hereunder, or adversely affect Subtenant’s rights hereunder, including without limitation, Subtenant’s right to receive services from Landlord, and (ii) Sublandlord shall be permitted to deliver to the Landlord any financial statements of Subtenant or others which Subtenant shall deliver to Sublandlord, provided Landlord executes a non-disclosure agreement reasonably acceptable to Subtenant.

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13. Severability; Governing Law. If any term, covenant, condition or provision of this Second Amendment shall be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, covenants, conditions and provisions of this Second Amendment shall remain in full force and effect and shall not be affected, impaired, or invalidated. This Second Amendment and the rights and obligations of the parties hereunder shall be governed by the laws of the Commonwealth of Virginia.

14. Counterparts. This Second Amendment may be executed in counterparts or with counterpart signature pages, which together shall be deemed one and the same instrument, and shall be effective upon the exchange of facsimile, pdf or other copies of such counterparts as executed by each party, pending delivery of original counterparts.

15. Entire Agreement. The Sublease, including this Second Amendment and the Consent to Original Sublease, constitute the entire agreement between the parties concerning the matters set forth herein. Neither Subtenant nor Sublandlord shall be bound by any terms, statements, conditions, or representations, oral or written, express or implied, not contained in the Sublease. No modification of the Sublease shall be binding or valid unless expressed in a writing executed by Sublandlord and Subtenant. Neither Sublandlord nor Sublandlord’s agents have made any representations or promises with respect to the Additional Subleased Premises or the Building except as expressly set forth in the Sublease and all reliance by Subtenant with respect to any representations or promises is based solely on those contained in the Sublease.

16. Ratification of Sublease. Sublandlord and Subtenant hereby ratify and confirm the Original Sublease, as amended by this Second Amendment, and the Consent to Original Sublease, and confirm that the Sublease and the Consent to Original Sublease remain in full force and effect in accordance with their terms. In the event of any inconsistency between this Second Amendment and the Original Sublease, the terms of this Second Amendment shall govern and control. In the event of any inconsistency between the Consent to Original Sublease and the Sublease, the Consent to Original Sublease shall govern and control.

(Signatures begin on next page.)

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IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the Effective Date, as an instrument under seal, as their free act and deed for the uses and purposes set forth herein.

SUBLANDLORD:

COLLEGE ENTRANCE EXAMINATION BOARD, a New York education corporation

By:		(Seal)

Name:	David Coleman
Title:	President & CEO

Date:	February 11, 2015

SUBTENANT:

APPIAN CORPORATION, A Delaware corporation

By:		(Seal)

Name:	Mark Lynch
Title:	CFO

Date:	February 5, 2015

List of Exhibits:

Exhibit A – Outline of Additional Subleased Premises and Remaining Sublease Space

Exhibit B – Form of Commencement Letter

Exhibit C – Additional Subleased Premises Furniture

EXHIBIT A

OUTLINE (SINGLE RED) OF ADDITIONAL SUBLEASED PREMISES – 18,672 RSF

OUTLINE (DOUBLE RED) OF REMAINING SUBLEASE SPACE – 8,802 RSF

A-1

EXHIBIT B

FORM OF COMMENCEMENT LETTER

This Commencement Letter (“Letter”) is made as of                      , and is being provided pursuant to the terms and provisions of that certain Second Amendment to Sublease dated as of February     , 2015 (“Second Amendment”), between (i) COLLEGE

ENTRANCE EXAMINATION BOARD, a New York education corporation (“Sublandlord”), and APPIAN CORPORATION, a Delaware corporation (“Subtenant”), with respect to the Additional Subleased Premises (as defined in the Second Amendment). The Second Amendment has been executed in connection with that certain Sublease between Sublandlord and Subtenant, dated as of December 9, 2013, as amended by that certain First Amendment to Sublease effective as of April 3, 2014, as further amended by the Second Amendment (collectively, the “Sublease”). Capitalized terms not defined herein shall have the meanings given to them in the Second Amendment. The undersigned parties hereby agree as follows:

1. The Delivery Date was                     .

2. The Additional Subleased Premises Commencement Date was                     .

3. The 100% Base Rent Abatement Months are                     .

4. The 50% Base Rent Abatement Months are                     .

5. Base Rent shall be payable from Subtenant to Sublandlord during the Additional Subleased Premises Term as follows:

Time Period	Number of Months	Rental Rate Per Rentable Square Foot	Rental Rate Per Square Foot After Concession	Monthly Base Rent	Rent Per Period

6. The Additional Subleased Premises Term shall expire on July 31, 2021.

7. The number of rentable square feet in the Additional Subleased Premises is eighteen thousand six hundred seventy-two (18,672).

8. Subtenant’s Pro Rata Share of Operating Expenses and Real Estate Taxes for the Additional Subleased Premises is Seven and 90/100 percent (7.90%) [18,672/235,436].

9. As of the date hereof, the Sublease has not been modified and is in full force and effect, and there are no defaults thereunder known to Sublandlord or Subtenant.

B-1

10. Subtenant confirms that Subtenant has in effect and has provided to Sublandlord evidence of all insurance required pursuant to Section 10 of the Second Amendment.

11. The undersigned has accepted possession and entered into occupancy of the Additional Subleased Premises.

This Letter may be executed in counterparts or with counterpart signature pages, which together shall be deemed one and the same instrument, and shall be effective upon the exchange of facsimile, pdf or other copies of such counterparts as executed by each party, pending delivery of original counterparts.

SUBLANDLORD:

COLLEGE ENTRANCE EXAMINATION BOARD, a New York education corporation

By:	(Seal)
Name:
Title:
Date:

SUBTENANT:

APPIAN CORPORATION, a Delaware corporation

By:	(Seal)
Name:
Title:
Date:

B-2

EXHIBIT C

ADDITIONAL SUBLEASED PREMISES FURNITURE

INVENTORY OF COLLEGE BOARD FURNISHINGS IN PSD’S CURRENTLY LEASED SPACE as of January 25, 2015

Cube Workstations	Mobile Pads	White Round tables	Aeron Chairs	Caper Chairs	Gromitted Conf. Tables	Credenza	Life Chairs
86	88	23	105	68	1	8	8

Shell Credenza	1/2 Work Station (Printer Station)	Microwave	Refrigerator	10x10 Built-in Office Work Station (includes overheads)	10x15 Built-in Office Work Station (includes overheads)	Grommitted Huddle Tables
13	6	2	3	9	1	2

C-1

AMENDMENT NO. 1 TO SECOND AMENDMENT TO SUBLEASE

[Appian Corporation Sublease – College Board]

THIS AMENDMENT NO. 1 TO SECOND AMENDMENT TO SUBLEASE (“Amendment No. 1”) is made and entered into and shall be effective as of August 17, 2015 (the “Effective Date”), by and between (i) COLLEGE ENTRANCE EXAMINATION BOARD, a New York education corporation, having an address of 250 Vesey Street, New York, New York 10281 (“Sublandlord”), and (ii) APPIAN CORPORATION, a Delaware corporation, having an address of 11955 Democracy Boulevard Drive, 11th Floor, Reston, Virginia 20190 (“Subtenant”).

WITNESSETH:

RECITALS:

R-1. Sublandlord and Subtenant are parties to that certain Sublease dated as of December 9, 2013 (“Original Sublease”), as amended by that certain First Amendment to Sublease effective as of April 3, 2014 (“First Amendment”), and that certain Second Amendment to Sublease dated as of February 11, 2015 (“Second Amendment,” and together with the Original Sublease and the First Amendment, collectively, the “Sublease”), by and between Sublandlord and Subtenant.

R-2. Pursuant to the Original Sublease, Sublandlord subleased to Subtenant, and Subtenant subleased from Sublandlord, certain premises containing approximately 55,464 rentable square feet and consisting of the 11th floor, 17th floor, and part of the 9th floor (hereinafter the “Original Subleased Premises”) in the commercial office building (the “Building”) known as Four South of Market, located at 11955 Democracy Drive, Reston, Virginia 20190.

R-3. Pursuant to the Second Amendment, Sublandlord subleased to Subtenant additional space located on the 16th floor of the Building (“Additional Subleased Premises”), agreed to contain eighteen thousand six hundred seventy two (18,672) rentable square feet of space, resulting in a total of 74,136 rentable square feet of space subleased by Sublandlord to Subtenant within the Building pursuant to the Sublease.

R-4. Exhibit C to the Second Amendment, Additional Subleased Premises Furniture, is a list of furniture to be within Additional Subleased Premises when Sublandlord delivers possession of the Additional Subleased Premises to Subtenant pursuant to the terms of the Second Amendment. Sublandlord and Subtenant have agreed to replace the existing Exhibit C to the Second Amendment with the updated replacement Exhibit C attached to this Amendment No. 1, which shall supersede and replace in its entirety Exhibit C to the Second Amendment.

NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Incorporation of Recitals, Exhibits, and Defined Terms. The foregoing Recitals and the attached Exhibits are hereby incorporated by reference into this Amendment No. 1 as if fully stated herein. All capitalized terms used herein shall have the same meanings given to them in the Sublease, unless specific definitions for such terms are set forth herein.

2. Exhibit C attached to the Second Amendment, Additional Subleased Premises Furniture, is hereby removed and replaced in its entirety by the Exhibit C attached hereto, which shall hereafter serve as Exhibit C for purposes of the Second Amendment, and shall supersede and replace in its entirety Exhibit C to the Second Amendment.

3. Ratification of Sublease. Sublandlord and Subtenant hereby ratify and confirm the Sublease, as amended by this Amendment No. 1, and the Consent to Sublease, and confirm that the Sublease and the Consent to Sublease remain in full force and effect in accordance with their terms. In the event of any inconsistency between this Amendment No. 1 and the Sublease, the terms of this Amendment No. 1 shall govern and control.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment No. 1, effective for all purposes as of the Effective Date, as an instrument under seal, as their free act and deed for the uses and purposes set forth herein.

SUBLANDLORD:

COLLEGE ENTRANCE EXAMINATION BOARD, A NEW YORK EDUCATION CORPORATION

BY:	/s/ Steven Titan	(SEAL)
NAME:	Steven Titan
TITLE:	VP, Treasurer

DATE:	August , 2015

SUBTENANT:

APPIAN CORPORATION, A DELAWARE CORPORATION

BY:		(SEAL)

NAME:	Michael Sharpe
TITLE:	VP Finance / Controller

DATE:	August 26, 2015

List of Exhibits:

Exhibit C – Additional Subleased Premises Furniture

84

Exhibit C

Additional Subleased Premises Furniture

Exhibit C

Furniture List

Cube Workstations	Mobile Peds	White Round tables	Aeron Chairs	Caper Chairs	Gromitted Conf. Tables	Credenza	Life Chairs
83	83	23	105	68	1	8	8

Shelf Credenza	1/2 Work Station (Printer Station)	Microwave	Refrigerator	10x10 Built in Office Work Station (includes Overhead)	10x15 Built in Office Work Station (includes Overhead)	Grommitted Huddle Tables
13	6	2	3	9	1	2